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                        AUTOMATIC YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                      and

                            RGA REINSURANCE COMPANY

                        Effective Date: December 1, 2002

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                                    ARTICLES

I.        Parties to the Agreement                                          3
II.       Reinsurance Coverage                                              3
III.      Liability                                                         4
IV.       Notification of Reinsurance                                       4
V.        Reinsurance Premiums                                              5
VI.       Reserves                                                          7
VII.      Oversights                                                        7
VIII.     Reductions, Terminations, and Changes                             8
IX.       Increase in Retention                                             9
X.        Reinstatement                                                    10
XI.       Expenses                                                         10
XII.      Claims                                                           10
XIII.     Extra-Contractual Damages                                        12
XIV.      Inspection of Records                                            13
XV.       DAC Tax - Section 1.848-2 (g)(8) Election                        13
XVI.      Insolvency                                                       14
XVII.     Offset                                                           15
XVIII.    Arbitration                                                      15
XIX.      Termination                                                      16
XX.       General Provisions                                               17
XXI.      Confidentiality                                                  18
XXII.     Notices and Communications                                       19
XXIII.    Effective Date                                                   20
XXIV.     Execution                                                        20

                                   SCHEDULES

A.        Plans Covered under This Agreement                               21
B.        Basis of Reinsurance                                             23

                                    EXHIBITS

I.        Reinsurance Premium Calculation                                  24
II.       Retention, Binding, and Issue Limits                             25
III.      Annual per 1000 YRT Reinsurance Rates                            26

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life Insurance Company (referred to as the Ceding Company), and RGA Reinsurance Company (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

     1. The individual risk must be a resident of the United States or Canada at the time of application.

     2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. This individual risk will be determined to be a true Table 1, 2, 3 or 4 based on the Ceding Company's normal underwriting guidelines and will be issued as a Standard Risk.

     3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

     4. The minimum issue age on any risk will be age 5 and the maximum issue age on any risk will be age 75.

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B.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

C.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsurer's liability for Automatic Reinsurance will begin simultaneously with the Ceding Company's liability.

B. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

C. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

D. The Reinsurer will not be liable for benefits paid under the Ceding Company's conditional receipt or temporary insurance agreement unless all the conditions for the conditional receipt or temporary insurance agreement are met. The Reinsurer's liability under the Ceding Company's conditional receipt or temporary insurance agreement is limited to the lesser of (1) or (2) below:

     1. The Automatic Binding limits with the Reinsurer shown in Exhibit II, or

     2. The amount for which the Ceding Company is liable, less its retention shown in Exhibit II

The pre-issue liability applies provided that the Ceding Company has followed its normal cash-with-application procedures for such coverage. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

E. The liability of each pool member shall be separate and not joint with the other pool members.

F. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. For Automatic Reinsurance, the Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

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B.  When reinsurance is reduced or changed, the Ceding Company will notify the
Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

     1. Payment of Reinsurance Premiums

     For Automatic Reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations. The Reinsurer will refund to the Ceding Company all unearned Annual YRT Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in Article VIII.

     Annual YRT Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those policies renewing during that month.

     If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within thirty (30) days after the close of each month.

     If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the Ceding Company for the current month. The Reinsurer shall pay any remaining balance due the Ceding Company within thirty (30) days after the Ceding Company submits the statement.

     2. Termination Because of Non-Payment of Premium

     If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company ninety (90) days' advance written notice. If the delinquent premiums have not been paid as of the close of the ninety-day (90) period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

     Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

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     3. Reinstatement of a Delinquent Statement

     The Ceding Company may reinstate the terminated risks within sixty (60) days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

     4. Currency

     The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

     5. Detailed Listing

     Before the end of the first quarter, the Ceding Company will send the Reinsurer a detailed listing of all reinsurance in force as of the close of the immediately preceding calendar year.

     6. Guaranteed Rates

     Reinsurer reserves the right to increase reinsurance premiums only if Ceding Company increases the cost of insurance rates to the policy owner. The increase to these reinsurance premiums shall be no more than proportional to the increase to the policy owners' cost of insurance rates.

     7. Overpayment of Premium

     If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

     If this overpayment is not returned to the Ceding Company promptly, the Ceding Company reserves the right to charge interest on reinsurance proceeds due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers Rule" (or 360 day year).

     8. Underpayment of Premium

     If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium is not made within sixty (60) days after the discovery of the underpayment, the

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     underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

     The Reinsurer reserves the right to charge interest on overdue premiums. The interest will be calculated according to the 90 Day Federal Government Treasury Bill rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy

[Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit on its financial statements filed in all states in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, the Ceding Company must obtain security for statutory reserve credits taken with respect to this reinsurance agreement, the Reinsurer will establish a trust or letter of credit in a form which meets all applicable standards of law and regulation to enable the Ceding Company to claim such reserve credit on its statutory statements. The Reinsurer will bear the expense of establishing any trusts or letter of credit with respect to this provision.

                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

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                                  ARTICLE VIII
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at point-in-scale rates.

Exchanges from one single life plan reinsured under this Agreement to a different single life plan will be reinsured at point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

B.  Increases or Decreases

       1. If the policy face amount of a risk reinsured automatically under this Agreement increases and:

         a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

         b. The increase is not subject to new underwriting evidence, the Reinsurer will accept the increase in reinsurance at point-in-scale rates but not to exceed the Automatic Binding Limit.

       2. If the policy face amount increases, the Ceding Company's retention will be filled first, and then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the reinsurance will be reduced first, thereby maintaining the Ceding Company's retention.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on an individual life reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce on that life with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit, which was in effect at the time that each remaining risk was issued, will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

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E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.  Mortality Rating

On Automatic Reinsurance, if the Ceding Company wishes to reduce the mortality rating (i.e. change from smoker or nicotine to nonsmoker or non-nicotine), the Reinsurer will accept this reduction.

                                   ARTICLE IX
                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within ninety (90) days after the effective date of the increase.

C.  If the Ceding Company exercises its option to recapture, then:

     1. The Ceding Company must reduce the reinsurance on each individual life on which the Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

     2. No recapture will be made to reinsurance on an individual life if (a) the Ceding Company retained a special retention limit less than the maximum retention limit for the age and mortality rating in effect at the time the reinsurance was ceded to the Reinsurer, or if (b) the Ceding Company did not retain insurance on the life.

     3. The Ceding Company must increase its total amount of insurance on the individual life up to the new retention limit by reducing the reinsurance. If an individual life is shared by more than one reinsurer, the Reinsurer's percentage of the reduced reinsurance will be the same as the initial reinsurance on the individual risk.

     4. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least ten (10) years.

     5. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

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                                   ARTICLE X
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Automatic Cases

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges under the policy. When the policy is reinstated by the Ceding Company, the reinsurance will be automatically reinstated.

B.  Nonforfeiture Reinsurance Termination

If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and automatic reinstatement procedures will be followed as outlined above in this Article.

                                   ARTICLE XI
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract and statutory requirements under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly.

C.  Claim Payment

     1. Automatic Reinsurance on a Risk

     If a claim is made under insurance reinsured under this Agreement, the Reinsurer will abide by the issue as it is settled by the Ceding Company. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request. The Reinsurer will pay the Ceding

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     Company the reinsurance proceeds within thirty (30) days of final notification of the Ceding Company making the settlement of the policy proceeds. The Ceding Company will deliver a copy of the proof of death, check copy or proof of payment, and the claimant's statement to the Reinsurer.

     2. Payment of Reinsurance Proceeds

     Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee.

     3. Recapture

     If the Reinsurer is delinquent, ninety (90) days past due, on an undisputed net amount due to the Ceding Company, the Ceding Company will have the right to offset such amounts from any amounts due the Reinsurer in accordance with Article XVII. To the extent there is an insufficient balance from which to offset such amounts, the Ceding Company has the right to recapture, provided the Ceding Company has given the Reinsurer ninety
     (90) days written notice of its intent to recapture and the Reinsurer has failed to pay the net amount due by the end of the ninety (90) day notice period.

     Regardless of the recapture, the Reinsurer will continue to be liable to the Ceding Company for all its obligations under the Agreement up to the effective date of the recapture. Such obligations shall include, but shall not be limited to reinsurance claims and claim expenses incurred before the effective date of the recapture, any net reinsurance premium balances due the Ceding Company for periods prior to the effective date of the recapture and any unearned reinsurance premium.

     The rights of the Ceding Company under this provision shall not be used solely to avoid the provisions regarding recapture in Article IX.

     4. Overdue Reinsurance Proceeds

     The Ceding Company reserves the right to charge interest on reinsurance proceeds due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

D.  Contested Claims

The Ceding Company must promptly notify the Reinsurer of any intent to contest a claim reinsured under this Agreement or to assert defenses, and if the Ceding Company's contest of such insurance results in the increase or reduction of liability, the Reinsurer will share in this increase or reduction. The Reinsurer's share of the increase or decrease shall be proportional to their share of the Total Net Amount at Risk, as defined in Schedule B, on the date of the death of the insured.

If the Reinsurer should decline to participate in the contest or assertion of defenses, the Reinsurer will then release all of its liability by paying the Ceding Company the full amount of reinsurance and not sharing in any subsequent increase or reduction in liability.

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The Ceding Company shall operate in good faith and adjudicate claims to policies reinsured under this Agreement as if there were not reinsurance. The Ceding Company's decision to pay a claim in accordance with their contractual liability is binding on the Reinsurer.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction.

F.  Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

I.  Contestable Period

If during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

                                  ARTICLE XIII
                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual damages, which are awarded against the Ceding Company as a result of acts, omissions, or course of conduct committed solely by the Ceding Company with no involvement of the Reinsurer in connection with the insurance reinsured under this Agreement.

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The Reinsurer will, however, pay its share of punitive and/or compensatory damages and/or statutory penalties awarded against the Ceding Company in connection with benefits reinsured under this Agreement if the Reinsurer agreed, in advance and in writing, to the act or course of conduct of the Ceding Company that resulted in the assessment of such damages. The Reinsurer shall also have five (5) working days to respond to any request for concurrence in a proposed course of conduct.

The Reinsurer does recognize that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. Such circumstances are difficult to define in advance, but by example may involve those situations in which the Reinsurer was an active party in the act, omission, or course of conduct that ultimately results in the assessment of such damages. The extent of such sharing is dependent on good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in the proportion of Total Net Amount at Risk (as defined in Schedule B) accepted by each party for the plan of insurance involved.

                                  ARTICLE XIV
                             INSPECTION OF RECORDS

Each party or their authorized representatives will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

                                   ARTICLE XV
                                    DAC TAX
                         SECTION 1.848-2(g)(8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code') whereby:

       (i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to, the general deductions limitation of Code section 848(c)(1); and

       (ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

B. As used in this Article XV, the terms "net positive consideration", "specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code Section 848 as of December 1, 2002.

C. The method and timing of the exchange of this information shall be as follows:

       (i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

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       (ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

       (iii) If there are any discrepancies between the Ceding Company's and the Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

       (iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XV and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                  ARTICLE XVI
                                   INSOLVENCY

A.  Insolvency of the Reinsurer

If the Reinsurer becomes insolvent as determined by the Regulatory Agency responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. In addition, upon the Reinsurer's insolvency, the Ceding Company may cancel this Agreement for future new business as described in Article XIX.

In the event that the Reinsurer is deemed insolvent, the Ceding Company may at its own option within thirty (30) days of the occurrence of this event, give written notice to the Reinsurer of its intention to recapture reinsurance and reserves under this Agreement

B.  Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement covering risks ceded by the Ceding Company will be payable by the Reinsurer directly to the Ceding Company's liquidator, receiver or statutory successor, on the basis of the

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liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Ceding Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses, which it may deem available to the insolvent Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the insolvent Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Ceding Company.

                                  ARTICLE XVII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                 ARTICLE XVIII
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within ten (10) days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation

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process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within thirty (30) days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

No later than fifteen (15) days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of three (3) past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within thirty (30) days following their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within sixty (60) days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

                                  ARTICLE XIX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving ninety (90) days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the ninety-day (90) period. In addition, this Agreement

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
may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVI.

B. During the ninety-day (90) period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all Automatic and Facultative Reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all Automatic and Facultative Reinsurance that has an application date on or before the effective date of the termination.

                                   ARTICLE XX
                               GENERAL PROVISIONS

A  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

E  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any

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provision hereof. The failure of either party to enforce any part of this
Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

F  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

H  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

J  No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

                                  ARTICLE XXI
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's

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customers and claimants and other information the Ceding Company discloses to the Reinsurer. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed. Except as required by law, Reinsurer will not disclose Information to third parties without the consent of Ceding Company; however, Ceding Company agrees that Reinsurer may, in the normal course of its business, share Information with other insurance and reinsurance companies ("Retrocessionnaires") to the extent necessary to retrocede risk to the Retrocessionnaires, so long as the Retrocessionnaires have agreed to maintain the confidentiality of the Information on terms substantially similar to this Agreement.

                                  ARTICLE XXII
                           NOTICES AND COMMUNICATIONS

All notices and other communications hereunder shall be in writing and shall be either (a) personally delivered, (b) delivered by messenger, (c) sent by a nationally recognized overnight courier, (d) sent by fully completed and confirmed facsimile transmission or (e) deposited in the mail, registered or certified, with postage prepaid, return receipt requested, as follows:

If to the Ceding Company:            If to the Reinsurer:

Individual Life Director of          Vice President, Sales
Reinsurance Hartford Life            RGA Reinsurance Company
200 Hopmeadow Street                 1370 Timberlake Manor Parkway
Simsbury, CT 06089                   Chesterfield, MO 63017-6039
Facsimile: (860) 843-5860            Facsimile: (636) 736-7155

Copy (which shall not constitute     Copy (which shall not constitute
notice) to:                          notice) to:

Chief Actuary
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089
Facsimile: (860) 843-8981

General Counsel                      General Counsel
Hartford Life                        RGA Reinsurance Company
200 Hopmeadow Street                 1370 Timberlake Manor Parkway
Simsbury, CT 06089                   Chesterfield, MO 63017-6039
Facsimile: (860) 843-8665

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Or such other address or fax number as any party may request by notice given under this section. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

                                 ARTICLE XXIII
                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after December 1, 2002.

                                  ARTICLE XXIV
                                   EXECUTION

RGA REINSURANCE COMPANY

By:     /s/ [ILLEGIBLE]               Attest: /s/ [ILLEGIBLE]
        ----------------------------          ----------------------------
Title:  [ILLEGIBLE]                   Title:  Vice President & Actuary
Date:   3-31-05                       Date:   3/31/2005

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach        Attest: /s/ Michael J. Roscoe
        ----------------------------          ----------------------------
        Thomas P. Kalmbach, FSA,              Michael J. Roscoe, FSA, MAAA
        MAAA                                  Vice President and Actuary
        Assistant Vice President              Individual Life Product
                                              Management
Date:   3/31/2005                     Date:   3/31/2005

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS      Individual life insurance issued by the Ceding Company
                      This treaty covers individual risks, which were
                      underwritten according to the Ceding Company's standard
                      underwriting practices and guidelines. This individual
                      risk will be determined to be a true Table 1, 2, 3 or 4
                      based on the Ceding Company's normal underwriting
                      guidelines and will be issued as a Standard Risk (i.e.-
                      The Ceding Company's Enhanced Standard program).

UPSCALE PRODUCTS                          RIDERS
--------------------------------------------------------------------------------
Stag Protector Variable Universal Life    Other Covered Insured
Stag Variable Life Accumulator            Term Rider (base or other insured)
Stag Universal Life                       ADB Benefit (not reinsured)
Stag Whole Life                           Deduction Amount Waiver Rider
                                          Waiver of Monthly Deduction
                                          Waiver of Specified Amount
                                          Enhanced No Lapse Guarantee Rider
                                          Estate Tax Repeal Benefit Rider
                                          Level Compensation Endorsement
                                          Children's Life Insurance Rider
                                          Maturity Date Extension
                                          Mortality and Expense Risk Rates Rider

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child

Waiver of Premium Riders: Waives premium requirement if insured is disabled

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

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a life time option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

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                                   SCHEDULE B
                              BASIS OF REINSURANCE

REINSURANCE POOL SHARE:
[REDACTED]

AUTOMATIC REINSURANCE:
The Ceding Company will retain its available retention on each risk as referenced in Exhibit II. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

NET AMOUNT AT RISK DEFINITION:
[REDACTED]

MINIMUM REINSURANCE CESSION:
[REDACTED]

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                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM

[Redacted]

2.  PREMIUM TAX

PREMIUM TAX WILL NOT BE REIMBURSED.

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

Duration of Flat                            First Year       Renewal Years
Extra
[Redacted]            Less than 5 years     [Redacted]       [Redacted]
                      5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

First Year  Renewal Years

[Redacted]

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
                                   EXHIBIT II
                SINGLE LIFE RETENTION, BINDING, AND ISSUE LIMITS
                     SINGLE LIFE ENHANCED STANDARD PROGRAM
                           EFFECTIVE DECEMBER 1, 2002
                               TOTAL POOL LIMITS

The Ceding Company will retain [Redacted] of each policy up to the below maximum retention limits:

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

DEFINITION:
JUMBO LIMIT

[Redacted]

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                                  EXHIBIT III

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
                                   [Redacted]
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life

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
SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCE RATES

[Redacted]

                                Monthly Per 1000
                           Waiver of Specified Amount

                              Male       Female      Unisex
                           [Redacted]  [Redacted]  [Redacted]

                                  AMENDMENT 1
                           EFFECTIVE FEBRUARY 1, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 1, 2002

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the change in Automatic Binding and Issue Limits from for policies issued on or after the effective date.

The parties agree to remove Exhibit II, in its entirety and replace it with the attached Exhibit II, effective February 1, 2003.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

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
In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of February 1, 2003.

RGA REINSURANCE COMPANY

By:     /s/ [ILLEGIBLE]               Attest: /s/ Susan Willeat
        ----------------------------          ----------------------------
Name:   [ILLEGIBLE]                   Name:   Susan Willeat
Title:  Sales Vice President          Title:  Vice President & Actuary
Date:   10-25-05                      Date:   10/25/2005

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach        Attest: /s/ Mike Roscoe
        ----------------------------          ----------------------------
Name:   Thomas P. Kalmbach            Name:   Mike Roscoe
Title:  Assistant Vice President,     Title:  Vice President, Individual
        Individual Life Product               Life Product Development
        Development
Date:   11/11/2005                    Date:   11/11/2005

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                                    2

                                   EXHIBIT II
                SINGLE LIFE RETENTION, BINDING, AND ISSUE LIMITS
                     SINGLE LIFE ENHANCED STANDARD PROGRAM
                           EFFECTIVE FEBRUARY 1, 2003
                               TOTAL POOL LIMITS

The Ceding Company will retain [Redacted] of each policy up to the below maximum retention limits:

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

DEFINITION:
JUMBO LIMIT

[Redacted]

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
                                  AMENDMENT 2
                           EFFECTIVE DECEMBER 1, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 1, 2002

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule A under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the inclusion of Stag Variable Life Accumulator II, Stag Protector Variable Universal Life II and the Policy Continuation Rider as plans to be reinsured under the terms of this Reinsurance Agreement.

The parties agree to remove Schedule A, in its entirety and replace it with the attached Schedule A, effective December 1, 2003.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

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                                    1

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2003.

RGA REINSURANCE COMPANY

By:    /s/ M.Breiner                     Attest: /s/ Susan Willeat
       --------------------------------         --------------------------------
Name:  M.Breiner                         Name:  Susan Willeat
Title: Sales Vice President              Title: Vice President & Actuary
Date:  10-25-05                          Date:  10/25/2005

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Mike Roscoe
       --------------------------------         --------------------------------
Name:  Thomas P. Kalmbach                Name:  Mike Roscoe
Title: Assistant Vice President,         Title: Vice President, Individual Life
       Individual Life Product                  Product Development
       Development
Date:  11/11/2005                        Date:  11/11/05

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
                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

TYPE OF BUSINESS      Individual life insurance issued by the Ceding Company.
                      This treaty covers individual risks, which were underwritten according to the Ceding Company's standard underwriting practices and guidelines. This individual risk will be determined to be a true Table 1, 2, 3 or 4 based on the Ceding Company's normal underwriting guidelines and will be issued as a Standard Risk (i.e. --
                      The Ceding Company's Enhanced Standard program).

UPSCALE PRODUCTS                                                  RIDERS
--------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life         Other Covered Insured
Stag Variable Life Accumulator                 Term Rider (base or other insured)
Stag Universal Life                            ADB Benefit (not reinsured)
Stag Whole Life                                Deduction Amount Waiver Rider
Stag Protector Variable Universal Life II      Waiver of Monthly Deduction
Stag Variable Life Accumulator II              Waiver of Specified Amount
                                               Enhanced No Lapse Guarantee Rider
                                               Estate Tax Repeal Benefit Rider
                                               Level Compensation Endorsement
                                               Children's Life Insurance Rider
                                               Maturity Date Extension
                                               Mortality and Expense Risk Rates Rider
                                               Policy Continuation Rider

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child.

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

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

SL Enh Std 12/01/2002 -- Amendment 2
Between HLIC and RGA

                                  AMENDMENT 3
                            EFFECTIVE MARCH 1, 2004

                                     TO THE

                             REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 1, 2002

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the change in the percentage retained of each policy from [Redacted] for policies issued on or after the effective date.

The parties agree to remove Exhibit II, in its entirety and replace it with the attached Exhibit II, effective March 1, 2004.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

SL Enh Std 12/01/2002 -- Amendment 3
Between HLIC and RGA

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

RGA REINSURANCE COMPANY

By:     /s/ [ILLEGIBLE]               Attest: /s/ Susan Willeat
        ----------------------------          ----------------------------
Name:   [ILLEGIBLE]                   Name:   Susan Willeat
Title:  Sales Vice President          Title:  Vice President & actuary
Date:   10-25-05                      Date:   10/25/2005

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach        Attest: /s/ Mike Roscoe
        ----------------------------          ----------------------------
Name:   Thomas P. Kalmbach            Name:   Mike Roscoe
Title:  Assistant Vice President, IL  Title:  Vice President, IL Product
        Product Development                   Development
Date:   11/11/2005                    Date:   11/11/05

SL Enh Std 12/01/2002 -- Amendment 3
Between HLIC and RGA

                                   EXHIBIT II
                SINGLE LIFE RETENTION, BINDING, AND ISSUE LIMITS
                     SINGLE LIFE ENHANCED STANDARD PROGRAM
                            EFFECTIVE MARCH 1, 2004
                               TOTAL POOL LIMITS

The Ceding Company will retain [Redacted] of each policy up to the below maximum retention limits:

RETENTION LIMIT
[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

DEFINITION:
JUMBO LIMIT
[Redacted]

SL Enh Std 12/01/2002 -- Amendment 3
Between HLIC and RGA

                                                                (028) 9474-00-04

                                  AMENDMENT 4
                             EFFECTIVE JUNE 1, 2005

                                     TO THE

                             REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 1, 2002

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to terminate the agreement under the terms of Article XIX, Termination.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree that the Ceding Company will no longer cede and the Reinsurer will no longer accept reinsurance under this Agreement for policies applied for on or after June 1, 2005. Reinsurance that is now in force under this Agreement will continue to be governed by the terms and conditions of the Agreement until the termination or expiration of all such reinsurance.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

SL Enh Std 12/01/2002 -- Amendment 4
Between HLIC and RGA

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2005.

RGA REINSURANCE COMPANY

By:      /s/ Larry J. Shorey             Attest:  /s/ M. Breiner
         ------------------------------           ------------------------------
Name:    Larry J. Shorey                 Name:    M. Breiner
Title:   Sales Vice President            Title:   Sales Vice President
Date:    10/26/05                        Date:    10/26/2005

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe
Title:   Assistant Vice President        Title:   Vice President
         Individual Life Product                  Individual Life Product
         Development                              Development
Date:    11/11/2005                      Date:    11/11/05

SL Enh Std 12/01/2002 -- Amendment 4
Between HLIC and RGA

                                  AMENDMENT 5
                           EFFECTIVE JANUARY 18, 2005

                                     TO THE

                             REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 1, 2002

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Exhibit
II to reflect the change in the percentage retained of each policy from      ,
for policies applied for on or after the effective date.

The parties agree to remove Exhibit II, in its entirety and replace it with the attached Exhibit II, effective January 18, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

SL Enh Std 12/01/2002 -- Amendment 5
Between HLIC and RGA

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of January 18, 2005.

RGA REINSURANCE COMPANY

By:    /s/ Larry J. Shorey               Attest: /s/ M. Breiner
       --------------------------------         --------------------------------
Name:  Larry J. Shorey                   Name:  M. Breiner
Title: Sales Vice President              Title: Sales Vice President
Date:  1/27/06                           Date:  1-30-06

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Mike Roscoe
       --------------------------------         --------------------------------
Name:  Thomas P. Kalmbach                Name:  Mike Roscoe
Title: Assistant Vice President,         Title: Vice President, Individual Life
       Individual Life Product                  Product Development
       Development
Date:  11/11/05                          Date:  11/11/05

SL Enh Std 12/01/2002 -- Amendment 5
Between HLIC and RGA

                                   EXHIBIT II
                SINGLE LIFE RETENTION, BINDING, AND ISSUE LIMITS
                     SINGLE LIFE ENHANCED STANDARD PROGRAM
                           EFFECTIVE JANUARY 18, 2005
                               TOTAL POOL LIMITS

The Ceding Company will retain [Redacted] of each policy up to the below maximum retention limits:

RETENTION LIMIT
[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

DEFINITION:
JUMBO LIMIT
[Redacted]

SL Enh Std 12/01/2002 -- Amendment 5
Between HLIC and RGA

                                  AMENDMENT 6
                           EFFECTIVE DECEMBER 1, 2002

                                     TO THE

                             REINSURANCE AGREEMENT
                           EFFECTIVE DECEMBER 1, 2002

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Article XII, Article XIII and Article XXII under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Article XII to reflect the change in the Claims language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XII, in its entirety and replace it with the following, effective December 1, 2002.

                                  ARTICLE XII
                                     CLAIMS

A.  LIABILITY

IF THE CEDING COMPANY IS LIABLE FOR INSURANCE BENEFITS ON A POLICY ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT, THE REINSURER SHALL BE LIABLE FOR ITS PORTION OF THE REINSURANCE ON THAT POLICY, AS DESCRIBED IN SCHEDULE B. THE CEDING COMPANY SHALL OPERATE IN GOOD FAITH AND ADJUDICATE CLAIMS TO

Single Life Enhanced Standard Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

POLICIES REINSURED UNDER THIS AGREEMENT AS IF THERE WERE NO REINSURANCE. ALL CLAIM SETTLEMENTS ON POLICIES REINSURED HEREUNDER WILL BE SUBJECT TO THE TERMS AND CONDITIONS OF THE PARTICULAR POLICY, STATUTORY REQUIREMENTS OR GOOD FAITH SETTLEMENT PRACTICES MADE BY THE CEDING COMPANY.

THIS PARAGRAPH SHALL WORK IN CONJUNCTION WITH PARAGRAPH D BELOW.

B.  NOTIFICATION

WHEN THE CEDING COMPANY IS ADVISED OF A CLAIM, THE REINSURER MUST BE NOTIFIED PROMPTLY.

C.  CLAIM PAYMENT

1.  PROOFS

IF A CLAIM IS MADE UNDER A POLICY ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT, THE REINSURER WILL ABIDE BY THE SETTLEMENT MADE BY THE CEDING COMPANY. THE CEDING COMPANY WILL PROVIDE THE REINSURER WITH COPIES OF PROOF OF DEATH, PROOF OF PAYMENT AND THE CLAIMANT'S STATEMENT. COPIES OF CLAIM FILES AND/OR OTHER WRITTEN MATTERS RELATING TO A CLAIM REIMBURSEMENT UNDER THIS AGREEMENT SHALL BE FURNISHED TO THE REINSURER UPON WRITTEN REQUEST.

2.  PAYMENT OF REINSURANCE PROCEEDS

THE REINSURER WILL PAY THE CEDING COMPANY REINSURANCE PROCEEDS ON CLAIMS MADE UNDER POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT WITHIN THIRTY (30) DAYS OF RECEIPT OF PROOFS AS PROVIDED FOR IN SECTION C.1, ABOVE.

THE REINSURER SHALL ALSO REIMBURSE THE CEDING COMPANY FOR ITS PROPORTIONATE SHARE OF COVERED CLAIM EXPENSES AND ANY INTEREST PAID ON CLAIMS. PARTICIPATION IN ACCRUED INTEREST BY THE REINSURER SHALL BE IN ACCORDANCE WITH THE APPLICABLE STATE STATUTORY REGULATIONS.

PAYMENT OF LIFE REINSURANCE PROCEEDS WILL BE MADE IN A SINGLE SUM REGARDLESS OF THE CEDING COMPANY'S MODE OF SETTLEMENT WITH THE PAYEE.

3.  BALANCES IN DEFAULT

IF THE REINSURER IS DELINQUENT, THIRTY (30) DAYS PAST DUE, ON AN UNDISPUTED NET AMOUNT DUE TO THE CEDING COMPANY, THE CEDING COMPANY WILL HAVE THE RIGHT TO OFFSET SUCH AMOUNT FROM ANY AMOUNT DUE THE REINSURER IN ACCORDANCE WITH ARTICLE
XVII. TO THE EXTENT THERE IS AN INSUFFICIENT BALANCE FROM WHICH TO OFFSET SUCH AMOUNTS, THE CEDING COMPANY HAS THE RIGHT TO RECAPTURE, PROVIDED THE CEDING COMPANY HAS GIVEN THE REINSURER NINETY (90) DAYS WRITTEN NOTICE OF ITS INTENT TO RECAPTURE AND THE REINSURER HAS FAILED TO PAY THE NET AMOUNT DUE BY THE END OF THE NINETY (90) DAY NOTICE PERIOD.

Single Life Enhanced Standard Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

D.  CONTESTED CLAIMS

1. THE CEDING COMPANY MUST PROMPTLY NOTIFY THE REINSURER OF ITS INTENT TO CONTEST A CLAIM REINSURED UNDER THIS AGREEMENT OR TO ASSERT DEFENSES. THE REINSURER SHALL RESPOND TO THE CEDING COMPANY, IN WRITING, WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF SUCH NOTICE, WHETHER IT WILL BE A PARTY TO THE CONTEST OR ASSERTION OF DEFENSES. IF THE REINSURER DOES NOT RESPOND TO THE CEDING COMPANY, IN WRITING, WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF SUCH NOTICE, THE REINSURER WILL BE DEEMED TO HAVE ELECTED TO BE A PARTY TO THE CONTEST OR ASSERTION OF DEFENSES.

2. IF THE REINSURER SHOULD DECLINE TO PARTICIPATE IN THE CONTEST OR ASSERTION OF DEFENSES, THEN:

       A) THE REINSURER WILL RELEASE ALL OF ITS LIABILITY BY PAYING THE CEDING COMPANY THE FULL AMOUNT OF REINSURANCE AND ITS PROPORTIONATE SHARE OF COVERED EXPENSES INCURRED TO THE DATE ON WHICH THE REINSURER NOTIFIED THE CEDING COMPANY THAT IT DECLINED TO BE A PARTY TO THE CONTEST; AND

       B) THE REINSURER SHALL NOT SHARE IN ANY SUBSEQUENT INCREASE OR REDUCTION IN LIABILITY.

3. IF THE REINSURER SHOULD ELECT TO PARTICIPATE IN THE CONTEST OR ASSERTION OF DEFENSES, THEN:

       A) THE REINSURER WILL PAY ITS PROPORTIONATE SHARE OF ANY SETTLEMENT UP TO THE MAXIMUM THAT WOULD HAVE BEEN PAYABLE HAD THERE BEEN NO CONTROVERSY;

       B) THE REINSURER WILL SHARE IN THE EXPENSE OF ANY CONTEST OR COMPROMISE OF THE CLAIM IN THE SAME PROPORTION THAT THE REINSURED NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, BEARS TO THE TOTAL NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, ON THE CLAIM; AND

       C) THE REINSURER WILL SHARE IN THE REDUCTION OF LIABILITY IN THE SAME PROPORTION THAT THE REINSURED NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, BEARS TO THE TOTAL NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, ON THE CLAIM.

4.  THE REINSURER WILL NOT RECOMMEND TO THE CEDING COMPANY TO CONTEST A CLAIM.

E.  MISSTATEMENT OF AGE OR SEX

IF THE AMOUNT OF INSURANCE PROVIDED BY THE POLICY OR POLICIES REINSURED UNDER THIS AGREEMENT IS INCREASED OR REDUCED BECAUSE OF MISSTATEMENT OF AGE OR SEX ESTABLISHED AFTER THE DEATH OF THE INSURED, THE REINSURER WILL SHARE WITH THE CEDING COMPANY IN THIS INCREASE OR REDUCTION.

Single Life Enhanced Standard Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

F.  CLAIMS EXPENSES

THE REINSURER WILL PARTICIPATE IN UNUSUAL EXPENSES, DEFINED AS ALL EXPENDITURES MADE BY THE CEDING COMPANY IN DISPOSITION OF CLAIMS, INCLUDING ALLOCATED INVESTIGATION, ADJUSTMENT AND LEGAL EXPENSES, COURT COSTS AND ACCRUED INTEREST. COMPENSATION OF SALARIED OFFICERS AND EMPLOYEES OF THE CEDING COMPANY WILL NOT BE CONSIDERED CLAIMS EXPENSES, NOR WILL ROUTINE AND USUAL CLAIM INVESTIGATION EXPENSES BE REIMBURSABLE BY THE REINSURER.

CLAIMS EXPENSES DO NOT INCLUDE EXPENSES INCURRED BY THE CEDING COMPANY AS A RESULT OF A DISPUTE OR CONTEST ARISING OUT OF CONFLICTING CLAIMS OF ENTITLEMENT TO POLICY PROCEEDS.

G.  RETURN OF PREMIUM FOR MISREPRESENTATIONS AND SUICIDES

IF A MISREPRESENTATION ON AN APPLICATION OR A DEATH OF AN INSURED RISK BY SUICIDE RESULTS IN THE CEDING COMPANY RETURNING THE POLICY PREMIUMS TO THE POLICY OWNER RATHER THAN PAYING THE POLICY BENEFITS, THE REINSURER WILL REFUND ALL OF THE REINSURANCE PREMIUMS IT RECEIVED ON THAT POLICY TO THE CEDING COMPANY. THIS REFUND GIVEN BY THE REINSURER WILL BE IN LIEU OF ALL OTHER REINSURANCE BENEFITS PAYABLE ON THAT POLICY UNDER THIS AGREEMENT.

The parties hereby agree to amend or modify the Agreement, by amending Article XIII to reflect the change in the Extra-Contractual damages language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XIII, in its entirety and replace it with the following, effective December 1, 2002.

                                  ARTICLE XIII
                           EXTRA-CONTRACTUAL DAMAGES

IN NO EVENT WILL THE REINSURER HAVE ANY LIABILITY FOR ANY EXTRA-CONTRACTUAL DAMAGES, WHICH ARE AWARDED AGAINST THE CEDING COMPANY AS A RESULT OF ACTS, OMISSIONS, OR COURSE OF CONDUCT COMMITTED SOLELY BY THE CEDING COMPANY WITH NO INVOLVEMENT OF THE REINSURER IN CONNECTION WITH THE INSURANCE REINSURED UNDER THIS AGREEMENT.

THE REINSURER DOES RECOGNIZE THAT CIRCUMSTANCES MAY ARISE UNDER WHICH THE REINSURER, IN EQUITY, SHOULD SHARE, TO THE EXTENT PERMITTED BY LAW, IN PAYING CERTAIN ASSESSED DAMAGES. SUCH CIRCUMSTANCES ARE DIFFICULT TO DEFINE IN ADVANCE, BUT BY EXAMPLE MAY INVOLVE THOSE SITUATIONS IN WHICH THE REINSURER WAS AN ACTIVE PARTY IN THE ACT, OMISSION, OR COURSE OF CONDUCT THAT ULTIMATELY RESULTS IN THE ASSESSMENT OF SUCH DAMAGES. THE EXTENT OF SUCH SHARING IS DEPENDENT ON GOOD FAITH ASSESSMENT OF CULPABILITY IN EACH CASE, BUT ALL FACTORS BEING EQUAL, THE DIVISION OF ANY SUCH ASSESSMENT WOULD BE IN THE PROPORTION OF TOTAL NET AMOUNT AT RISK (AS DEFINED IN SCHEDULE B) ACCEPTED BY EACH PARTY FOR THE PLAN OF INSURANCE INVOLVED.

Single Life Enhanced Standard Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

The parties hereby agree to amend or modify the Agreement, by amending Article XXII to reflect the change in the Notices and Communications language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XXII, in its entirety and replace it with the following, effective December 1, 2002.

                                  ARTICLE XXII
                           NOTICES AND COMMUNICATIONS

NOTICES AND OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN UNDER THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN DULY GIVEN IF COMMUNICATED, AND CONFIRMED, BETWEEN THE PARTIES BY FACSIMILE, ELECTRONIC MAIL AND/OR REGULAR MAIL FOR THE FOLLOWING:

       1) THE SUBMISSION (INCLUDING MEDICAL REPORTS AND EXCHANGE OF INFORMATION) FOR FACULTATIVE REVIEW

       2)  ADMINISTRATION ISSUES, INCLUDING BUT NOT LIMITED TO, PAYMENT OF
           PREMIUMS

       3)  ROUTINE ADMINISTRATION, AND ELECTRONIC REPORTING FORMAT POLICY

       4)  CLAIMS NOTICES, PROOFS, AND CLAIM CONTESTS

       5)  ACTUARIAL AND MATERIAL CHANGES REGARDING PRICING

       6)  DOCUMENT DRAFTING AND REVIEW

       7)  TAXES

       8)  AUDITING.

NOTICES AND OTHER COMMUNICATIONS RELATED TO ALL OTHER MATTERS REQUIRED TO BE GIVEN UNDER THIS AGREEMENT SHALL BE EFFECTIVE IF IN WRITING AND (I) MAILED BY UNITED STATES REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR (II) DELIVERED BY NATIONALLY RECOGNIZED OVERNIGHT COURIER, OR (III) SENT BY FACSIMILE TRANSMISSION FOLLOWED BY A CONFIRMATION MAILED BY FIRST CLASS OR OVERNIGHT MAIL
TO:

IF TO THE CEDING COMPANY:                IF TO THE REINSURER:

INDIVIDUAL LIFE DIRECTOR OF REINSURANCE     REINSURANCE OFFICER
HARTFORD LIFE                               RGA REINSURANCE COMPANY
200 HOPMEADOW STREET                        1370 TIMBERLAKE MANOR PARKWAY
SIMSBURY, CT 06089                          CHESTERFIELD, MO 63017-6039
FACSIMILE:(860) 843-5860                    FACSIMILE: (636) 736-7155

COPY (WHICH SHALL NOT CONSTITUTE         COPY (WHICH SHALL NOT CONSTITUTE
NOTICE) TO:                              NOTICE) TO:

CHIEF ACTUARY
HARTFORD LIFE
200 HOPMEADOW STREET
SIMSBURY, CT 06089
FACSIMILE: (860) 843-8981

GENERAL COUNSEL                          GENERAL COUNSEL
HARTFORD LIFE                            RGA REINSURANCE COMPANY
200 HOPMEADOW STREET                     1370 TIMBERLAKE MANOR PARKWAY
SIMSBURY, CT 06089                       CHESTERFIELD, MO 63017-6039
FACSIMILE: (860) 843-8665                FACSIMILE:

Single Life Enhanced Standard Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

OR SUCH OTHER ADDRESS OR FAX NUMBER AS ANY PARTY MAY REQUEST BY NOTICE GIVEN UNDER THIS SECTION. THE FOREGOING SHALL NOT PRECLUDE THE EFFECTIVENESS OF ACTUAL WRITTEN NOTICE GIVEN TO A PARTY AT ANY ADDRESS OR BY ANY MEANS.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2002.

RGA REINSURANCE COMPANY

By:      /s/ [ILLEGIBLE]                 Attest:  /s/ Larry J Shorey
         ------------------------------           ------------------------------
Name:    [ILLEGIBLE]                     Name:    Larry J Shorey
Title:   Sales Vice President            Title:   Sales Vice President
Date:    3-3-06                          Date:    3/3/06

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe
Title:   Assistant Vice President,       Title:   Vice President, Individual
         Individual Life Product                  Life Product Development
         Development
Date:    3/13/2006                       Date:    3/13/06

Single Life Enhanced Standard Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

                AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                      and

                            RGA REINSURANCE COMPANY

             Facultative Business Effective Date: November 1, 2002
              Automatic Business Effective Date: December 1, 2002

                                    ARTICLES

I.        Parties to the Agreement                                          3
II.       Reinsurance Coverage                                              3
III.      Liability                                                         5
IV.       Notification of Reinsurance                                       6
V.        Reinsurance Premiums                                              6
VI.       Reserves                                                          8
VII.      Oversights                                                        9
VIII.     Conversions                                                       9
IX.       Reductions, Terminations, and Changes                             9
X.        Increase in Retention                                            10
XI.       Reinstatement                                                    11
XII.      Expenses                                                         12
XIII.     Claims                                                           12
XIV.      Extra-Contractual Damages                                        14
XV.       Inspection of Records                                            15
XVI.      DAC Tax - Section 1.848-2 (g)(8) Election                        15
XVII.     Insolvency                                                       16
XVIII.    Offset                                                           17
XIX.      Arbitration                                                      17
XX.       Termination                                                      18
XXI.      General Provisions                                               19
XXII.     Confidentiality                                                  20
XXIII.    Notices and Communications                                       21
XXIV.     Effective Date                                                   22
XXV.      Execution                                                        22

                                   SCHEDULES

A.        Plans Covered under This Agreement                               23
B.        Basis of Reinsurance                                             26
C.        Foreign National Program                                         27
D.        Table Two to Standard Program                                    29

                                    EXHIBITS

I.        Reinsurance Premium Calculation                                  31
II.       Retention, Binding, and Issue Limits                             32
III.      Annual per 1000 YRT Reinsurance Rates                            33

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

Single Life Excess Pool
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life Insurance Company (referred to as the Ceding Company), and RGA Reinsurance Company (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

1. The individual risk must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment.

3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

4.  The maximum issue age will be 90.

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B.  Requirements for Facultative Reinsurance

1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule
B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in
Exhibit II.

C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the jumbo limits set forth in Exhibit II.

2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

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3.  The ceded risk is subject to the Facultative Obligatory Automatic Binding
Limits and the Facultative Obligatory Automatic Issue Limits, as stated in
Exhibit II. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

4.  The Reinsurer will have a reasonable amount of time, but not to exceed two
(2) business days, to respond to the Ceding Company's request for a Facultative Obligatory risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsurer's liability for Automatic and Facultative Obligatory Reinsurance will begin simultaneously with the Ceding Company's liability.

B. The Reinsurer's liability for Facultative Reinsurance coverage will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for Facultative Reinsurance and the Ceding Company has accepted the offer.

C. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

D. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

E. The Reinsurer will not be liable for benefits paid under the Ceding Company's conditional receipt or temporary insurance agreement unless all the conditions for the conditional receipt or temporary insurance agreement are met. The Reinsurer's liability under the Ceding Company's conditional receipt or temporary insurance agreement is limited to the lesser of (1) or (2) below:

1.  The Automatic Binding limits with the Reinsurer shown in Exhibit II, or

2. The amount for which the Ceding Company is liable, less its retention shown in Exhibit II

The pre-issue liability applies provided that the Ceding Company has followed its normal cash-with-application procedures for such coverage. After a policy has been issued, no

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reinsurance benefits are payable under this pre-issue coverage provision.

F. The liability of each pool member shall be separate and not joint with the other pool members.

G. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. For Automatic and Facultative Reinsurance, the Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

B. When reinsurance is reduced or changed, the Ceding Company will notify the Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

1.  Payment of Reinsurance Premiums

For Automatic and Facultative Reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations. The Reinsurer will refund to the Ceding Company all unearned Annual YRT Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in Article IX.

Annual YRT Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those policies renewing during that month.

If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within thirty (30) days after the close of each month.

If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the Ceding Company for the current month. The Reinsurer shall pay any remaining balance due the Ceding Company within thirty (30) days after the Ceding Company submits the statement.

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2.  Termination Because of Non-Payment of Premium

If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company ninety (90) days' advance written notice. If the delinquent premiums have not been paid as of the close of the ninety (90) day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

3.  Reinstatement of a Delinquent Statement

The Ceding Company may reinstate the terminated risks within sixty (60) days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

4.  Currency

The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

5.  Detailed Listing

Before the end of the first quarter, the Ceding Company will send the Reinsurer a detailed listing of all reinsurance in force as of the close of the immediately preceding calendar year.

6.  Guaranteed Rates

The Reinsurer reserves the right to increase reinsurance premiums only if the Ceding company increases the cost of insurance rates to the policy owner. The increase to these reinsurance premiums shall be no more than proportional to the increase to the policy owners' cost of insurance rates.

7.  Overpayment of Premium

If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

If this overpayment is not returned to the Ceding Company promptly, the Ceding Company reserves the right to charge interest on reinsurance proceeds due.

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The interest will be calculated according to the 90 Day Federal Government
Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

8.  Underpayment of Premium

If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium is not made within sixty (60) days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

The Reinsurer reserves the right to charge interest on overdue premiums. The interest will be calculated according to the 90 Day Federal Government Treasury Bill rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy

[Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit on its financial statements filed in all states in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, the Ceding Company must obtain security for statutory reserve credits taken with respect to this reinsurance agreement, the Reinsurer will establish a trust or letter of credit in a form which meets all applicable standards of law and regulation to enable the Ceding Company to claim such reserve credit on its statutory statements. The Reinsurer will bear the expense of establishing any trusts or letter of credit with respect to this provision.

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                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

                                  ARTICLE VIII
                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using the YRT premiums attached as Exhibit I on a point in scale basis up to the original face amount. The converted policy will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy. A term conversion is a contractual right of the policyholder to replace a term policy with a permanent policy without evidence of insurability.

                                   ARTICLE IX
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at point-in-scale rates.

Exchanges from one single life plan reinsured under this Agreement to a different single life plan will be reinsured at point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

B.  Increases or Decreases

1. If the policy face amount of a risk reinsured automatically under this Agreement increases and:

       a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

       b. The increase is not subject to new underwriting evidence, the Reinsurer will accept the increase in reinsurance at point-in-scale rates but not to exceed the Automatic Binding Limit.

2. If the policy face amount increases, the Ceding Company's retention will be filled first, then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the

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reinsurance will be reduced first, thereby maintaining the Ceding Company's retention.

3. In the event of a reduction in the face amount of a policy, which was ceded facultatively, the Reinsurer's percentage of the reduced face amount shall be the same percentage as set at issue.

4. A request to increase the face amount of policies that are reinsured on a facultative basis will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on an individual life reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce on that life with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit, which was in effect at the time that each remaining risk was issued, will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.  Mortality Rating

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating, this reduction will be subject to the Reinsurer's approval. On Automatic Reinsurance, if the Ceding Company wishes to reduce the mortality rating, the Reinsurer will accept this reduction.

                                   ARTICLE X
                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The

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Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within ninety (90) days after the effective date of the increase.

C.  If the Ceding Company exercises its option to recapture, then:

1. The Ceding Company must reduce the reinsurance on each individual life on which the Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

2. No recapture will be made to reinsurance on an individual life if (a) the Ceding Company retained a special retention limit less than the maximum retention limit for the age and mortality rating in effect at the time the reinsurance was ceded to the Reinsurer, or if (b) the Ceding Company did not retain insurance on the life.

3. The Ceding Company must increase its total amount of insurance on the individual life up to the new retention limit by reducing the reinsurance. If an individual life is shared by more than one reinsurer, the Reinsurer's percentage of the reduced reinsurance will be the same as the initial reinsurance on the individual risk.

4. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least ten (10) years.

5. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

                                   ARTICLE XI
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Automatic Cases

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges under the policy. When the policy is reinstated by the Ceding Company, the reinsurance will be automatically reinstated.

B.  Facultative Cases

If the Ceding Company requires reinstatement evidence of insurability, the Ceding Company will submit it to the Reinsurer for approval. In such cases, the Reinsurer's approval is required for the reinsurance to be reinstated. Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance premium under the policy.

C.  Nonforfeiture Reinsurance Termination

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If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and either automatic or facultative reinstatement procedures will be followed as outlined above in this Article.

                                  ARTICLE XII
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XIII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract statutory requirements under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly.

C.  Claim Payment

1.  Automatic Reinsurance on a Risk

If a claim is made under insurance reinsured under this Agreement, the Reinsurer will abide by the issue as it is settled by the Ceding Company. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request. The Reinsurer will pay the Ceding Company the reinsurance proceeds within thirty
(30) days of final notification of the Ceding Company making the settlement of the policy proceeds. The Ceding Company will deliver a copy of the proof of death, check copy or proof of payment, and the claimant's statement to the Reinsurer.

2.  Facultative Reinsurance on a Risk

If a claim is made on a risk reinsured facultatively under this Agreement, the Ceding Company shall submit to the Reinsurer all relevant and/or requested documents and papers related to the claim along with the Ceding Company's recommendation. The Ceding Company shall then wait five (5) days from the date of mailing during which time the Reinsurer shall have the opportunity to advise the Ceding Company of its consent or disagreement with the recommendation. In the event the Reinsurer does not contact the

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Ceding Company within the five-day (5) period, the Reinsurer shall be deemed to have approved the recommendation and the Ceding Company shall be authorized to act accordingly. The Reinsurer will pay the Ceding Company the reinsurance proceeds when the Ceding Company makes the settlement of the policy proceeds and delivers proof of payment to the Reinsurer.

3.  Payment of Reinsurance Proceeds

Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee.

4.  Recapture

If the Reinsurer is delinquent, ninety (90) days past due, on an undisputed net amount due to the Ceding Company, the Ceding Company will have the right to offset such amounts from any amounts due the Reinsurer in accordance with
Article XVIII. To the extent there is an insufficient balance from which to offset such amounts, the Ceding Company has the right to recapture, provided the Ceding Company has given the Reinsurer ninety (90) days written notice of its intent to recapture and the Reinsurer has failed to pay the net amount due by the end of the ninety (90) day notice period.

Regardless of the recapture, the Reinsurer will continue to be liable to the Ceding Company for all its obligations under the Agreement up to the effective date of the recapture. Such obligations shall include, but shall not be limited to reinsurance claims and claim expenses incurred before the effective date of the recapture, any net reinsurance premium balances due the Ceding Company for periods prior to the effective date of the recapture and any unearned reinsurance premium.

The rights of the Ceding Company under this provision shall not be used solely to avoid the provisions regarding recapture in Article X.

5.  Overdue Reinsurance Proceeds

The Ceding Company reserves the right to charge interest on reinsurance proceeds due. The interest will be calculated according to the 90 Day Federal Government Treasury rate as first published in the Wall Street Journal in the month following the end of the billing period plus 50 basis points. The method of calculation will be simple interest "Bankers' Rule" (or 360 day year).

D.  Contested Claims

The Ceding Company must promptly notify the Reinsurer of any intent to contest a claim reinsured under this Agreement or to assert defenses, and if the Ceding Company's contest of such insurance results in the increase or reduction of liability, the Reinsurer will share in this increase or reduction. The Reinsurer's share of the increase or decrease shall be proportional to their share of the Total Net Amount at Risk, as defined in Schedule B, on the date of the death of the insured.

If the Reinsurer should decline to participate in the contest or assertion of defenses, the Reinsurer will then release all of its liability by paying the Ceding Company the full amount of reinsurance and not sharing in any subsequent
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liability.

The Ceding Company shall operate in good faith and adjudicate claims to policies reinsured under this agreement as if there were not reinsurance. The Ceding Company's decision to pay a claim in accordance with their contractual liability is binding on the Reinsurer.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction.

F.  Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

I.  Contestable Period

If during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

                                  ARTICLE XIV
                           EXTRA-CONTRACTUAL DAMAGES

In no event will the Reinsurer have any liability for any extra-contractual damages, which are awarded against the Ceding Company as a result of acts, omissions, or course of conduct committed solely by the Ceding Company with no involvement of the Reinsurer in connection with the insurance reinsured under this Agreement.

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The Reinsurer will, however, pay its share of punitive and/or compensatory damages and/or statutory penalties awarded against the Ceding Company in connection with benefits reinsured under this Agreement if the Reinsurer agreed, in advance and in writing, to the act or course of conduct of the Ceding Company that resulted in the assessment of such damages. The Reinsurer shall also have five (5) working days to respond to any request for concurrence in a proposed course of conduct.

The Reinsurer does recognize that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. Such circumstances are difficult to define in advance, but by example may involve those situations in which the Reinsurer was an active party in the act, omission, or course of conduct that ultimately results in the assessment of such damages. The extent of such sharing is dependent on good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in the proportion of Total Net Amount at Risk (as defined in Schedule B) accepted by each party for the plan of insurance involved.

                                   ARTICLE XV

                             INSPECTION OF RECORDS

Each party or their authorized representatives will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

                                  ARTICLE XVI

                                    DAC TAX

                         SECTION 1.848-2(g)(8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code") whereby:

       (i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code section 848(c)(1); and

       (ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

B. As used in this Article XVI, the terms "net positive consideration", "specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code Section 848 as of November 1, 2002.

C. The method and timing of the exchange of this information shall be as follows:

(i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

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       (ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

       (iii) If there are any discrepancies between the Ceding Company's and the Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

       (iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XVI and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                  ARTICLE XVII
                                   INSOLVENCY

A.  Insolvency of the Reinsurer

If the Reinsurer becomes insolvent as determined by the Regulatory Agency responsible for such determination, amounts due the Reinsurer will be paid net of the terms of this Agreement and directly to the liquidator, receiver, or statutory successor without decrease. In addition, upon the Reinsurer's insolvency, the Ceding Company may cancel this Agreement for future new business as described in Article XX.

In the event that the Reinsurer is deemed insolvent, the Ceding Company may at its own option within thirty (30) days of the occurrence of this event, give written notice to the Reinsurer of its intention to recapture reinsurance and reserves under this Agreement.

B.  Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement covering risks ceded by the Ceding Company will be payable by the Reinsurer directly to

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the Ceding Company's liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Ceding Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses, which it may deem available to the insolvent Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the insolvent Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elects to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the insolvent Ceding Company.

                                 ARTICLE XVIII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                  ARTICLE XIX
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within ten (10) days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation

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process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within thirty (30) days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

No later than fifteen (15) days after the final negotiation meeting; the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of three (3) past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within thirty (30) days following their appointment, each arbitrator shall nominate three candidates within ten (10) days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within sixty (60) days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

                                   ARTICLE XX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving ninety (90) days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the ninety-day (90) period. In addition, this Agreement

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may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVII.

B. During the ninety-day (90) period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all Automatic and Facultative Reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all Automatic and Facultative Reinsurance that has an application date on or before the effective date of the termination.

                                  ARTICLE XXI
                               GENERAL PROVISIONS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any

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provision hereof. The failure of either party to enforce any part of this
Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

F.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

G.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

H.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

I.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

J.  No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

                                  ARTICLE XXII
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer.

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The term "Confidential Information" does not include any information which (i)
at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed. Except as required by law, Reinsurer will not disclose Information to third parties without the consent of Ceding Company; however, Ceding Company agrees that Reinsurer may, in the normal course of its business, share Information with other insurance and reinsurance companies ("Retrocessionnaires") to the extent necessary to retrocede risk to the Retrocessionnaires, so long as the Retrocessionnaires have agreed to maintain the confidentiality of the Information on terms substantially similar to this Agreement.

                                 ARTICLE XXIII
                           NOTICES AND COMMUNICATIONS

All notices and other communications hereunder shall be in writing and shall be either (a) personally delivered, (b) delivered by messenger, (c) sent by a nationally recognized overnight courier, (d) sent by fully completed and confirmed facsimile transmission or (e) deposited in the mail, registered or certified, with postage prepaid, return receipt requested, as follows:

If to the Ceding Company:            If to the Reinsurer:

Individual Life Director of          Vice President, Sales
Reinsurance
Hartford Life                        RGA Reinsurance Company
200 Hopmeadow Street                 1370 Timberlake Manor Parkway
Simsbury, CT 06089                   Chesterfield, MO 63017-6039
Facsimile: (860) 843-5860            Facsimile: (636) 736-7155

Copy (which shall not constitute     Copy (which shall not constitute
notice) to:                          notice) to:

Chief Actuary
Hartford Life
200 Hopmeadow Street
Simsbury, CT 06089
Facsimile: (860) 843-8981

General Counsel                      General Counsel
Hartford Life                        RGA Reinsurance Company
200 Hopmeadow Street                 1370 Timberlake Manor Parkway
Simsbury, CT 06089                   Chesterfield, MO 63017-6039
Facsimile: (860) 843-8665            Facsimile:

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Or such other address or fax number as any party may request by notice given under this section. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

                                  ARTICLE XXIV
                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after November 1, 2002 for facultative business and December 1, 2002 for automatic business.

                                  ARTICLE XXV
                                   EXECUTION

RGA REINSURANCE COMPANY

By:     [ILLEGIBLE]                   Attest: Susan Willeat
        ----------------------------          ----------------------------
Title:  [ILLEGIBLE]                   Title:  VP & Actuary
Date:   3-31-05                       Date:   3/31/2005

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach        Attest: /s/ Michael J. Roscoe
        ----------------------------          ----------------------------
        Thomas P. Kalmbach, FSA,              Michael J. Roscoe, FSA, MAAA
        MAAA                                  Vice President and Actuary
        Assistant Vice President              Individual Life Product
                                              Management
Date:   3/31/2005                     Date:   3/31/2005

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS   INDIVIDUAL LIFE INSURANCE ISSUED BY THE CEDING COMPANY

UPSCALE PRODUCTS                          RIDERS
Stag Protector Variable Universal Life    Other Covered Insured
Stag Variable Life Accumulator            Term Rider (base or other insured)
Stag Universal Life                       ADB Benefit (not reinsured)
SPVL (Fully underwritten only)            Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)           Waiver of Monthly Deduction
One Year Term                             Waiver of Specified Amount
Stag Whole Life                           Enhanced No Lapse Guarantee Rider
                                          Estate Tax Repeal Benefit Rider
                                          Level Compensation Endorsement
                                          Children's Life Insurance Rider
                                          Maturity Date Extension
                                          Guaranteed COI Benefit Rider
                                          Mortality and Expense Risk Rates
                                          Rider

MIDDLE AMERICA PRODUCTS                   RIDERS
LBSI UL                                   Term Rider (base or other insured)
Life Solutions I UL                       Waiver of Premium Riders
Life Solutions II UL                      Waiver of Monthly Deduction Riders
20 Year Term                              Additional Purchase Option Rider
                                          Disability Income Rider

WOODBURY PRODUCTS
Hartford Stag Wall Street Variable        Term Rider
Universal Life                            ADB (not reinsured)
                                          Waiver of Monthly Deduction
                                          Waiver of Specified Amount
                                          Cost of Living Adjustment Rider
                                          Child Rider
                                          Accelerated Benefit Rider
                                          Specify Monthly Deductions
                                          Enhanced No Lapse Guarantee

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a life time option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

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                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

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                                   SCHEDULE B
                              BASIS OF REINSURANCE

REINSURANCE POOL SHARE:
[Redacted]

LEAD REINSURER:
[Redacted]

AUTOMATIC REINSURANCE
The Ceding Company will retain its available retention on each risk as referenced in Exhibit II. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

FACULTATIVE REINSURANCE
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION:
[Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION:
[Redacted]

FACULTATIVE OBLIGATORY:
The Reinsurer shall provide the following Facultative Obligatory capacity:

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                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE
Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE
[Redacted]

CEDING COMPANY'S RETENTION
[Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (excludes retention) For issue ages through 75 and Table D:

JUMBO LIMIT:
[Redacted]

UNDERWRITING GUIDELINES
[Redacted]

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                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM

                                   [Redacted]

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                                   SCHEDULE D
                          TABLE 2 TO STANDARD PROGRAM

Although the Reinsurer is not participating, the Reinsurer agrees that the Ceding Company will be allowed to participate in a Table 2 to Standard Program as outlined below.

ELIGIBILITY REQUIREMENTS

       -   Case's Minimum Face: [Redacted]

       -   Maximum Cession: [Redacted]

       -   Athletes, Entertainers, Aviation Maximum Cession:

       -   Issue Ages:    5-75

       - The risk must be a true table 2 based on the Ceding Company's normal underwriting guidelines.

       - The case must meet the requirements for Automatic Reinsurance as described in Article II, except that the Ceding Company will not be required to retain its maximum limit of retention on amounts ceded to the Program (see "Allocation" section below).

       - Automatic Processing and Facultative Obligatory cases are not eligible.

       - No increasing face designs or riders (except mortgage market step up options are acceptable.)

       - No foreign nationals or foreign residents. Canadian or US residents only.

       -   Riders on either the base insured or another insured are eligible.

       - Flat extras equivalent to or less than a table 2 are eligible. Equivalence determined as follows:

       ISSUE AGES [Redacted] FLAT EXTRA PER THOUSAND X NUMBER OF YEARS APPLIED

ALLOCATION OF CASES AMONG THE REINSURER, THE CEDING COMPANY'S RETENTION, AND THE POOL

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                                   SCHEDULE D
                          TABLE 2 TO STANDARD PROGRAM

REINSURANCE RATES

Same as rates charged by the Reinsurer for the standard class (male or female, nicotine or non nicotine, as appropriate) under this Agreement.

ELIGIBLE PRODUCTS:

LBSI
Life Solutions I UL
Life Solutions II UL
20 Year Term
Hartford Stag Wall Street Variable Universal Life

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                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.  REINSURANCE PREMIUM

Annual YRT Reinsurance Premium

[Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

Duration of Flat                            First Year       Renewal Years
Extra
                      Less than 5 years     [Redacted]       [Redacted]
                      5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit. . For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

First Year       Renewal Years
[Redacted]       [Redacted]

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                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (Applicable to Total Pool for Single Life Pool Business -- NOT LS, Custom Term,
                                  & Stag UL+)
                           Effective November 1, 2002

RETENTION LIMIT
[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)
[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

JUMBO LIMIT
[Redacted]

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                                  EXHIBIT III

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

               Products Using Multi-class Rate Tables: [Redacted]
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
             Whole Life with Current Interest Life Insurance Policy
               Hartford Stag Wall Street Variable Universal Life

                Products Using Uni-class Rate Tables: [Redacted]
                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term

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SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCE RATES

[Redacted]

                                Monthly Per 1000
                           Waiver of Specified Amount

   Male       Female      Unisex
[Redacted]  [Redacted]  [Redacted]

                                   8596-00-10

                                   AMENDMENT

                                     to the

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
                FACULTATIVE BUSINESS EFFECTIVE NOVEMBER 1, 2002
                 AUTOMATIC BUSINESS EFFECTIVE DECEMBER 1, 2002

                                    between

             HARTFORD LIFE INSURANCE COMPANY, HARTFORD, CONNECTICUT
                   (hereinafter called the "Ceding Company")

                                      and

                RGA REINSURANCE COMPANY, CHESTERFIELD, MISSOURI
                      (hereinafter called the "Reinsurer")

                  THIS AMENDMENT IS EFFECTIVE JANUARY 1, 2006

I.  PREMIUMS AND PAY PERCENTAGES

Effective for new business issued on and after the effective date of this Amendment, the Single Life 2002 Multi-class and Uni-class Annual YRT Per 1000 Reinsurance Rates are hereby revised and replaced by the attached 2001 Select and Ultimate VBT (Valuation Basic Table).

Effective for new business issued on and after the effective date of this Amendment, Exhibit I, Reinsurance Premium Calculation, section 1. Reinsurance Premium, Annual YRT Reinsurance Premium is hereby revised and replaced as follows:

"1.  Reinsurance Premium

Annual YRT Reinsurance Premium
[Redacted]

II.  RECAPTURE PERIOD

As of the effective date of this Amendment, Article X, Increase in Retention, item C. 4. is hereby revised to read as follows: for new business issued on or after the effective date of this Amendment .[ILLEGIBLE]

"C.  If the Ceding Company exercises its option to recapture, then:

       4. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least twenty (20) years."

III. All provisions of the Automatic and Facultative Yearly Renewable Term Reinsurance Agreement not specifically modified herein remain unchanged.

IN WITNESS WHEREOF, all parties have executed this Amendment in duplicate as follows:

HARTFORD LIFE INSURANCE COMPANY        RGA REINSURANCE COMPANY

By:         /s/ Thomas P. Kalmbach     By:         [ILLEGIBLE]
            -------------------------              -------------------------
(Signature)                            (Signature)
Title:      Assistant Vice President,  Title:      Vice President
            Individual Life Product
            Development
Date:       4/26/2006                  Date:       3-28-06
Location:   [ILLEGIBLE], CT            Location:   St. Louis, Mo

[Redacted]

                                                                      RS# 011703

                                  AMENDMENT 1
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Schedule A under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the inclusion of the Foreign Travel Exclusion Rider as a plan to be reinsured under the terms of this Reinsurance Agreement.

The parties agree to remove Schedule A, in its entirety and replace it with the attached Schedule A, effective November 1, 2002 for Facultative business and December 1, 2002 for Automatic business.

The Underwriting Guidelines for the Foreign Travel Exclusion Rider are added as Foreign Travel Exclusion Rider Exhibit I.

The List of Countries and Jurisdictions for the Foreign Travel Exclusion Rider are added as Foreign Travel Exclusion Rider Exhibit II.

Single Life 12/01/2002 -- Amendment 1
Between HLIC and RGA

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2002 for Facultative business and December 1, 2002 for Automatic business.

RGA REINSURANCE COMPANY

By:    /s/ [ILLEGIBLE]                   Attest: /s/ Susan Willeat
       --------------------------------         --------------------------------
Name:  [ILLEGIBLE]                       Name:  Susan Willeat
Title: Sales Vice President              Title: Vice President & Actuary
Date:  10-25-05                          Date:  10/25/2005

HARTFORD LIFE INSURANCE COMPANY.

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Mike Roscoe
       --------------------------------         --------------------------------
Name:  Thomas P. Kalmbach                Name:  Mike Roscoe
Title: Assistant Vice President,         Title: Vice President,
       Individual Life Product                  Individual Life Product
       Development                              Development
Date:  11/11/2005                        Date:  11/11/2005

Single Life 12/01/2002 -- Amendment 1
Between HLIC and RGA

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS   Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                        RIDERS
----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life                  Other Covered Insured
Stag Variable Life Accumulator                          Term Rider (base or other insured)
Stag Universal Life                                     ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                          Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                         Waiver of Monthly Deduction
One Year Term                                           Waiver of Specified Amount
Stag Whole Life                                         Enhanced No Lapse Guarantee Rider
                                                        Estate Tax Repeal Benefit Rider
                                                        Level Compensation Endorsement
                                                        Children's Life Insurance Rider
                                                        Maturity Date Extension
                                                        Guaranteed COI Benefit Rider
                                                        Mortality and Expense Risk Rates Rider
                                                        Foreign Travel Exclusion Rider

MIDDLE AMERICA PRODUCTS                                 RIDERS
----------------------------------------------------------------------------------------------------------------
LBSI UL                                                 Term Rider (base or other insured)
Life Solutions I UL                                     Waiver of Premium Riders
Life Solutions II UL                                    Waiver of Monthly Deduction Riders
20 Year Term                                            Additional Purchase Option Rider
                                                        Disability Income Rider

WOODBURY PRODUCTS
----------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life       Term Rider
                                                        ADB (not reinsured)
                                                        Waiver of Monthly Deduction
                                                        Waiver of Specified Amount
                                                        Cost of Living Adjustment Rider
                                                        Child Rider
                                                        Accelerated Benefit Rider
                                                        Specify Monthly Deductions
                                                        Enhanced No Lapse Guarantee

Single Life 12/01/2002 -- Amendment 1
Between HLIC and RGA

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured):  Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount:  Waives specified amount if insured is disabled

Children's Life Insurance Rider:  Provides additional term coverage for a child.

Waiver of Premium Riders:  Waives premium requirement if insured is disabled

Additional Purchase Option Rider:  Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life 12/01/2002 -- Amendment 1
Between HLIC and RGA

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life 12/01/2002 -- Amendment 1
Between HLIC and RGA

                    FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT I
                            UNDERWRITING GUIDELINES

                                   [Redacted]

Single Life 12/01/2002 -- Amendment 1
Between HLIC and RGA

                   FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT II
                      LIST OF COUNTRIES AND JURISDICTIONS

                                   [Redacted]

Single Life 12/01/2002 -- Amendment 1
Between HLIC and RGA

                                  AMENDMENT 2
                            EFFECTIVE JULY 21, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Article II, Section A, Part 3 under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Article II, Section A, Part 3 to reflect the change in the requirements for automatic reinsurance, for policies issued on or after the effective date.

The parties agree to remove Article II, Section A, Part 3 in its entirety and replace it with the attached Article II, Section A, Part 3 effective July 21, 2003.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 2
Between HLIC and RGA

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of July 21, 2003.

RGA REINSURANCE COMPANY

By:      /s/ [ILLEGIBLE]                 Attest:  /s/ Susan Willeat
         ------------------------------           ------------------------------
Name:    [ILLEGIBLE]                     Name:    Susan Willeat
Title:   Sales Vice President            Title:   Vice President & Actuary
Date:    10-25-05                        Date:    10/25/2005

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Michael J. Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Michael J. Roscoe
Title:   Assistant Vice President, IL    Title:   Vice President
         Product Development
Date:    11/11/2005                      Date:    11/11/2005

Single Life 12/01/2002 -- Amendment 2
Between HLIC and RGA

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

       1. The individual risk must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

       2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment.

       3. Any new policy on the life of an insured who was previously submitted to the Reinsurer on a facultative basis will qualify for Automatic Reinsurance if at least 3 years have elapsed since the previous policy was submitted on a facultative basis by the Ceding Company to the Reinsurer or any other current pool reinsurer under this Agreement, unless the original reason for submitting facultatively no longer applies (for example, with Jumbo policies, then the three (3) year rule will not be enforced).

       4.   The maximum issue age will be 90.

B   Requirements for Facultative Reinsurance

Single Life 12/01/2002 -- Amendment 2
Between HLIC and RGA

    1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

    2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

    3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibit II.

C   Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the Jumbo Limits set forth in Exhibit II.

       2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

       3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibit II. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

Single Life 12/01/2002 -- Amendment 2
Between HLIC and RGA

       4. The Reinsurer will have a reasonable amount of time, but not to exceed two (2) business days, to respond to the Ceding Company's request for Facultative Obligatory risk.

D  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E   Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

Single Life 12/01/2002 -- Amendment 2
Between HLIC and RGA

                                                                (028) 8596-01-00

                                  AMENDMENT 3
                           EFFECTIVE DECEMBER 1, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule A under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the inclusion of Stag Variable Life Accumulator II, Stag Protector Variable Universal Life II and the Policy Continuation Rider as plans to be reinsured under the terms of this Reinsurance Agreement.

The parties agree to remove Schedule A, in its entirety and replace it with the attached Schedule A, effective December 1, 2003.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 3
Between HLIC and RGA

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2003.

RGA REINSURANCE COMPANY

By:      /s/ M. Breinea                  Attest:  /s/ Susan Willeat
         ------------------------------           ------------------------------
Name:    M. Breinea                      Name:    Susan Willeat
Title:   Sales Vice President            Title:   Vice President & Actuary
Date:    10-25-05                        Date:    10/25/2005

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe
Title:   Assistant Vice President,       Title:   Vice President, Individual
         Individual Life Product                  Life Product Development
         Development
Date:    11/11/2005                      Date:    11/11/2005

Single Life 12/01/2002 -- Amendment 3
Between HLIC and RGA

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

TYPE OF BUSINESS                          Individual life insurance issued by
                                          the Ceding Company

UPSCALE PRODUCTS                                                               RIDERS
----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life              Other Covered Insured
Stag Variable Life Accumulator                      Term Rider (base or other insured)
Stag Universal Life                                 ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                      Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                     Waiver of Monthly Deduction
One Year Term                                       Waiver of Specified Amount
Stag Whole Life                                     Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life II           Estate Tax Repeal Benefit Rider
Stag Variable Life Accumulator II                   Level Compensation Endorsement
                                                    Children's Life Insurance Rider
                                                    Maturity Date Extension
                                                    Guaranteed COI Benefit Rider
                                                    Mortality and Expense Risk Rates Rider
                                                    Foreign Travel Exclusion Rider
                                                    Policy Continuation Rider

MIDDLE AMERICA PRODUCTS                             RIDERS
----------------------------------------------------------------------------------------------------------------
LBSI UL                                             Term Rider (base or other insured)
Life Solutions I UL                                 Waiver of Premium Riders
Life Solutions II UL                                Waiver of Monthly Deduction Riders
20 Year Term                                        Additional Purchase Option Rider
                                                    Disability Income Rider

WOODBURY PRODUCTS
----------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life   Term Rider
                                                    ADB (not reinsured)
                                                    Waiver of Monthly Deduction
                                                    Waiver of Specified Amount
                                                    Cost of Living Adjustment Rider
                                                    Child Rider
                                                    Accelerated Benefit Rider
                                                    Specify Monthly Deductions
                                                    Enhanced No Lapse Guarantee

Single Life 12/01/2002 -- Amendment 3
Between HLIC and RGA

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child.

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life 12/01/2002 -- Amendment 3
Between HLIC and RGA

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life 12/01/2002 -- Amendment 3
Between HLIC and RGA

                                  AMENDMENT 4
                            EFFECTIVE MARCH 1, 2004

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Schedule C under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Foreign National Reinsurance Pool Share from

The parties agree to remove Schedule C, in its entirety and replace it with the attached Schedule C, effective March 1, 2004.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 4
Between HLIC and RGA

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

RGA REINSURANCE COMPANY

By:      /s/ M. Breinera                 Attest:  /s/ Susan Willeat
         ------------------------------           ------------------------------
Name:    M. Breinera                     Name:    Susan Willeat
Title:   Sales Vice President            Title:   Vice President & Actuary
Date:    10-25-05                        Date:    10/25/2005

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe
Title:   Assistant Vice President,       Title:   Vice President,
         Individual Life Product                  Individual Life Product
         Development                              Development
Date:    11/11/2005                      Date:    11/11/2005

Single Life 12/01/2002 -- Amendment 4
Between HLIC and RGA

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                            EFFECTIVE MARCH 1, 2004

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE

Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE [Redacted]

CEDING COMPANY'S RETENTION [Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) [Redacted]

For issue ages through 75 and Table D: [Redacted]

JUMBO LIMIT: [Redacted]

UNDERWRITING GUIDELINES [Redacted]

Single Life 12/01/2002 -- Amendment 4
Between HLIC and RGA

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                            EFFECTIVE MARCH 1, 2004
                                   [Redacted]

Single Life 12/01/2002 -- Amendment 4
Between HLIC and RGA

                                  AMENDMENT 5
                            EFFECTIVE MARCH 1, 2004

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the change in the Automatic Binding Limit from [Redacted] and the change in the Automatic Issue Limit from [Redacted] for policies issued on or after the effective date.

The parties agree to remove Exhibit II, in its entirety and replace it with the attached Exhibit II, effective March 1, 2004.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 5
Between HLIC and RGA

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

RGA REINSURANCE COMPANY

By:      /s/ [ILLEGIBLE]                 Attest:  /s/ Susan Willeat
         ------------------------------           ------------------------------
Name:    [ILLEGIBLE]                     Name:    Susan Willeat
Title:   Sales Vice President            Title:   Vice President & Actuary
Date:    10.25.05                        Date:    10/25/2005

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe
Title:   Assistant Vice President,       Title:   Vice President, Individual
         Individual Life Product                  Life Product Development
         Development
Date:    11/11/2005                      Date:    11/11/2005

Single Life 12/01/2002 -- Amendment 5
Between HLIC and RGA

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                            EFFECTIVE MARCH 1, 2004

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

JUMBO LIMIT

[Redacted]

Single Life 12/01/2002 -- Amendment 5
Between HLIC and RGA

                                                                (028) 8596-00-05

                                  AMENDMENT 6
                            EFFECTIVE JULY 01, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule A, Exhibit I and Exhibit III under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the addition of Stag Universal Life Cash Value as an upscale product to be reinsured under the terms of this Reinsurance Agreement, for policies issued on or after the effective date.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit I and Exhibit III to reflect the addition of the Preferred Plus risk class to Stag Protector Variable Universal Life and Stag Variable Life Accumulator, for policies issued on or after the effective date.

The parties agree to remove Schedule A, Exhibit I and Exhibit III, in their entirety and replace them with the attached Schedule A, Exhibit I and Exhibit III, effective July 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life Excess Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Facultative 12/01/2002 Automatic

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of July 1, 2005.

RGA REINSURANCE COMPANY

By:      /s/ Larry J Shorey              Attest:  /s/ M. Breinea
         ------------------------------           ------------------------------
Name:    Larry J Shorey                  Name:    M. Breinea
Title:   Sales Vice President            Title:   Sales Vice President
Date:    10/26/05                        Date:    10/26/05

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe
Title:   Assistant Vice President,       Title:   Vice President, Individual
         Individual Life Product                  Life Product Development
         Development
Date:    11/11/2005                      Date:    11/11/2005

Single Life Excess Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

TYPE OF BUSINESS           Individual life insurance issued by the Ceding
                           Company

UPSCALE PRODUCTS                                    RIDERS
------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life              Other Covered Insured
Stag Variable Life Accumulator                      Term Rider (base or other insured)
Stag Universal Life                                 ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                      Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                     Waiver of Monthly Deduction
One Year Term                                       Waiver of Specified Amount
Stag Whole Life                                     Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life II           Estate Tax Repeal Benefit Rider
Stag Variable Life Accumulator II                   Level Compensation Endorsement
Stag Universal Life Cash Value                      Children's Life Insurance Rider
                                                    Maturity Date Extension
                                                    Guaranteed COI Benefit Rider
                                                    Mortality and Expense Risk Rates Rider
                                                    Foreign Travel Exclusion Rider
                                                    Policy Continuation Rider

MIDDLE AMERICA PRODUCTS                             RIDERS
------------------------------------------------------------------------------------------------------
LBSI UL                                             Term Rider (base or other insured)
Life Solutions I UL                                 Waiver of Premium Riders
Life Solutions II UL                                Waiver of Monthly Deduction Riders
20 Year Term                                        Additional Purchase Option Rider
                                                    Disability Income Rider

WOODBURY PRODUCTS
------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life   Term Rider
                                                    ADB (not reinsured)
                                                    Waiver of Monthly Deduction
                                                    Waiver of Specified Amount
                                                    Cost of Living Adjustment Rider
                                                    Child Rider
                                                    Accelerated Benefit Rider
                                                    Specify Monthly Deductions
                                                    Enhanced No Lapse Guarantee

Single Life Excess Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured):  Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount:  Waives specified amount if insured is disabled

Waiver of Premium Riders:  Waives premium requirement if insured is disabled

Additional Purchase Option Rider:  Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                            EFFECTIVE JULY 01, 2005

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Excess Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                            EFFECTIVE JULY 01, 2005

1.  REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM

[Redacted]

2.  PREMIUM TAX

Premium tax will not be reimbursed.

3.  FLAT EXTRA ALLOWANCES

The flat extra premium paid to the Reinsurer will be the annual flat extra rate which the Ceding Company charges the insured less the allowances below times the Reinsured Net Amount at Risk.

DURATION OF FLAT EXTRA                    FIRST YEAR                    RENEWAL YEARS
----------------------------------------------------------------------------------------------
Less than 5 years               [Redacted]                      [Redacted]
5 years or more

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit. . For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

First Year       Renewal Years
[Redacted]       [Redacted]

Single Life Excess Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Facultative 12/01/2002 Automatic

                                  EXHIBIT III
                            EFFECTIVE JULY 01, 2005

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

               PRODUCTS USING MULTI-CLASS RATE TABLES: [Redacted]
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life
                            Stag Universal Life Plus
                         Stag Universal Life Cash Value

                PRODUCTS USING UNI-CLASS RATE TABLES: [Redacted]
                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term

Single Life Excess Pool -- Amendment 6
Between HLIC and RGA
Effective 11/01/2002 Facultative 12/01/2002 Automatic

SINGLE LIFE 2002 MULTICLASS ANNUAL YRT PER 1000 REINSURANCE RATES

[Redacted]

                                  AMENDMENT 7
                           EFFECTIVE JANUARY 18, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule C under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Ceding Company's retention in the Foreign National Reinsurance Pool [Redacted], for policies applied for on or after the effective date.

The parties agree to remove Schedule C, in its entirety and replace it with the attached Schedule C, effective January 18, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life Excess Pool -- Amendment 7
Between HLIC and RGA
Effective 11/01/2002 Fac 12/01/2002 Auto

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of January 18, 2005.

RGA REINSURANCE COMPANY

By:    /s/ Larry J. Shorey               Attest: /s/ M. Breinea
       --------------------------------         --------------------------------
Name:  Larry J. Shorey                   Name:  M. Breinea
Title: Sales Vice President              Title: Sales Vice President
Date:  1/27/06                           Date:  1-30-06

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach            Attest: /s/ Mike Roscoe
       --------------------------------         --------------------------------
Name:  Thomas P. Kalmbach                Name:  Mike Roscoe
Title: Assistant Vice President,         Title: Vice President,
       Individual Life Product                  Individual Life Product
       Development                              Development
Date:  11/11/2005                        Date:  11/11/2005

Single Life Excess Pool -- Amendment 7
Between HLIC and RGA
Effective 11/01/2002 Fac 12/01/2002 Auto

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE JANUARY 18, 2005

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE
Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE [Redacted]

CEDING COMPANY'S RETENTION [Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D: [Redacted]

JUMBO LIMIT: [Redacted]

UNDERWRITING GUIDELINES [Redacted]

Single Life Excess Pool -- Amendment 7
Between HLIC and RGA
Effective 11/01/2002 Fac 12/01/2002 Auto

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE JANUARY 18, 2005
                                   [Redacted]

Single Life Excess Pool -- Amendment 7
Between HLIC and RGA
Effective 11/01/2002 Fac 12/01/2002 Auto

                                  AMENDMENT 8
                           EFFECTIVE DECEMBER 1, 2005

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Schedule C, Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Schedule C to reflect the change in the Ceding Company's maximum Foreign National Pool Retention Limit from [Redacted] for policies issued on or after the effective date of this amendment.

The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the change in the maximum Retention Limit from [Redacted] and the change in the maximum Automatic Issue Limit from [Redacted], for policies issued on or after the effective date of this amendment.

The parties agree to remove Schedule C and Exhibit II, in their entirety and replace them with the attached Schedule C and Exhibit II, effective December 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 8
Between HLIC and RGA

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2005.

RGA REINSURANCE COMPANY

By:      /s/ Larry J. Shorey             Attest:  /s/ M. Breinea
         ------------------------------           ------------------------------
Name:    Larry J. Shorey                 Name:    M. Breinea
Title:   Sales Vice President            Title:   Sales Vice President
Date:    1/31/06                         Date:    1-31-06

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Patricia L. Harris
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Patricia L. Harris
Title:   Assistant Vice President,       Title:   Assistant Vice President,
         Individual Life Product                  Individual Life Product
         Development                              Development
Date:    10/28/2005                      Date:    10/28/05

Single Life 12/01/2002 -- Amendment 8
Between HLIC and RGA

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE DECEMBER 1, 2005

The Reinsurer and the Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE
Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE [Redacted]

CEDING COMPANY'S RETENTION [Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D: [Redacted]

JUMBO LIMIT: [Redacted]

UNDERWRITING GUIDELINES [Redacted]

Single Life 12/01/2002 -- Amendment 8
Between HLIC and RGA

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM
                           EFFECTIVE DECEMBER 1, 2005
                                   [Redacted]

Single Life 12/01/2002 -- Amendment 8
Between HLIC and RGA

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS-- NOT LS, CUSTOM TERM, &
                                   STAG UL+)
                           EFFECTIVE DECEMBER 1, 2005

RETENTION LIMIT
[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)
[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

JUMBO LIMIT
[Redacted]

Single Life 12/01/2002 -- Amendment 8
Between HLIC and RGA

                                  AMENDMENT 9
                           EFFECTIVE NOVEMBER 1, 2005

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the Agreement; and

WHEREAS, Ceding Company and Reinsurer wish to amend or modify, Foreign Travel Exclusion Rider Exhibit II under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Foreign Travel Exclusion Rider Exhibit II to reflect a revised List of Countries and Jurisdictions for the Foreign Travel Exclusion Rider, for policies issued on or after the effective date of this amendment.

The parties agree to remove Foreign Travel Exclusion Rider Exhibit II, in its entirety and replace it with the attached Foreign Travel Exclusion Rider Exhibit II, effective November 1, 2005.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life 12/01/2002 -- Amendment 9
Between HLIC and RGA

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2005.

RGA REINSURANCE COMPANY

By:     /s/ Larry J. Shorey             Attest: /s/ M. Breinea
        ------------------------------          ------------------------------
Name:   Larry J. Shorey                 Name:   M. Breinea
Title:  Sales Vice President            Title:  Sales Vice President
Date:   1/31/06                         Date:   1-31-06

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Patricia L. Harris
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Patricia L. Harris
Title:  Assistant Vice President, IL    Title:  Assistant Vice President, IL
        Product Development                     Product Development
Date:   10/28/2005                      Date:   10/28/05

Single Life 12/01/2002 -- Amendment 9
Between HLIC and RGA

                   FOREIGN TRAVEL EXCLUSION RIDER EXHIBIT II
                      LIST OF COUNTRIES AND JURISDICTIONS
                           EFFECTIVE NOVEMBER 1, 2005

                                   [Redacted]

Single Life 12/01/2002 -- Amendment 9
Between HLIC and RGA

                                  AMENDMENT 10
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY

                                 ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify Article XIII, Article XIV and Article XXIII under the Agreement.

NOW, THEREFORE for good and valuable considerations, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

                                   AMENDMENT

The parties hereby agree to amend or modify the Agreement, by amending Article XIII to reflect the change in the Claims language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XIII, in its entirety and replace it with the following, effective November 1, 2002.

                                  ARTICLE XIII
                                     CLAIMS

A.  LIABILITY

IF THE CEDING COMPANY IS LIABLE FOR INSURANCE BENEFITS ON A POLICY ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT, THE REINSURER SHALL BE LIABLE FOR ITS

Single Life Excess Pool -- Amendment 10
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

PORTION OF THE REINSURANCE ON THAT POLICY, AS DESCRIBED IN SCHEDULE B. THE CEDING COMPANY SHALL OPERATE IN GOOD FAITH AND ADJUDICATE CLAIMS TO POLICIES REINSURED UNDER THIS AGREEMENT AS IF THERE WERE NO REINSURANCE. ALL CLAIM SETTLEMENTS ON POLICIES REINSURED HEREUNDER WILL BE SUBJECT TO THE TERMS AND CONDITIONS OF THE PARTICULAR POLICY, STATUTORY REQUIREMENTS OR GOOD FAITH SETTLEMENT PRACTICES MADE BY THE CEDING COMPANY.

THIS PARAGRAPH SHALL WORK IN CONJUNCTION WITH PARAGRAPH D BELOW.

B.  NOTIFICATION

WHEN THE CEDING COMPANY IS ADVISED OF A CLAIM, THE REINSURER MUST BE NOTIFIED PROMPTLY.

C.  CLAIM PAYMENT

       1.   PROOFS

          IF A CLAIM IS MADE UNDER A POLICY ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT, THE REINSURER WILL ABIDE BY THE SETTLEMENT MADE BY THE CEDING COMPANY. THE CEDING COMPANY WILL PROVIDE THE REINSURER WITH COPIES OF PROOF OF DEATH, PROOF OF PAYMENT AND THE CLAIMANT'S STATEMENT. COPIES OF CLAIM FILES AND/OR OTHER WRITTEN MATTERS RELATING TO A CLAIM REIMBURSEMENT UNDER THIS AGREEMENT SHALL BE FURNISHED TO THE REINSURER UPON WRITTEN REQUEST.

       2.   PAYMENT OF REINSURANCE PROCEEDS

          THE REINSURER WILL PAY THE CEDING COMPANY REINSURANCE PROCEEDS ON CLAIMS MADE UNDER POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT WITHIN THIRTY (30) DAYS OF RECEIPT OF PROOFS AS PROVIDED FOR IN SECTION C.1, ABOVE.

          THE REINSURER SHALL ALSO REIMBURSE THE CEDING COMPANY FOR ITS PROPORTIONATE SHARE OF COVERED CLAIM EXPENSES AND ANY INTEREST PAID ON CLAIMS. PARTICIPATION IN ACCRUED INTEREST BY THE REINSURER SHALL BE IN ACCORDANCE WITH THE APPLICABLE STATE STATUTORY REGULATIONS.

          PAYMENT OF LIFE REINSURANCE PROCEEDS WILL BE MADE IN A SINGLE SUM REGARDLESS OF THE CEDING COMPANY'S MODE OF SETTLEMENT WITH THE PAYEE.

       3.   BALANCES IN DEFAULT

          IF THE REINSURER IS DELINQUENT, THIRTY (30) DAYS PAST DUE, ON AN UNDISPUTED NET AMOUNT DUE TO THE CEDING COMPANY, THE CEDING COMPANY WILL HAVE THE RIGHT TO OFFSET SUCH AMOUNT FROM ANY AMOUNT DUE THE REINSURER IN ACCORDANCE WITH ARTICLE XVIII. TO THE EXTENT THERE IS AN INSUFFICIENT BALANCE FROM WHICH TO OFFSET SUCH AMOUNTS, THE CEDING COMPANY HAS THE RIGHT TO RECAPTURE, PROVIDED THE CEDING COMPANY HAS GIVEN THE REINSURER NINETY (90) DAYS WRITTEN NOTICE OF ITS INTENT TO RECAPTURE AND THE REINSURER HAS FAILED TO PAY THE NET AMOUNT DUE BY THE END OF THE NINETY (90) DAY

Single Life Excess Pool -- Amendment 10
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

          NOTICE PERIOD.

D.    CONTESTED CLAIMS

       1. THE CEDING COMPANY MUST PROMPTLY NOTIFY THE REINSURER OF ITS INTENT TO CONTEST A CLAIM REINSURED UNDER THIS AGREEMENT OR TO ASSERT DEFENSES. THE REINSURER SHALL RESPOND TO THE CEDING COMPANY, IN WRITING, WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF SUCH NOTICE, WHETHER IT WILL BE A PARTY TO THE CONTEST OR ASSERTION OF DEFENSES. IF THE REINSURER DOES NOT RESPOND TO THE CEDING COMPANY, IN WRITING, WITHIN TEN (10) BUSINESS DAYS OF RECEIPT OF SUCH NOTICE, THE REINSURER WILL BE DEEMED TO HAVE ELECTED TO BE A PARTY TO THE CONTEST OR ASSERTION OF DEFENSES.

       2. IF THE REINSURER SHOULD DECLINE TO PARTICIPATE IN THE CONTEST OR ASSERTION OF DEFENSES, THEN:

         a) THE REINSURER WILL RELEASE ALL OF ITS LIABILITY BY PAYING THE CEDING COMPANY THE FULL AMOUNT OF REINSURANCE AND ITS PROPORTIONATE SHARE OF COVERED EXPENSES INCURRED TO THE DATE ON WHICH THE REINSURER NOTIFIED THE CEDING COMPANY THAT IT DECLINED TO BE A PARTY TO THE CONTEST; AND

         b) THE REINSURER SHALL NOT SHARE IN ANY SUBSEQUENT INCREASE OR REDUCTION IN LIABILITY.

       3. IF THE REINSURER SHOULD ELECT TO PARTICIPATE IN THE CONTEST OR ASSERTION OF DEFENSES, THEN:

         a) THE REINSURER WILL PAY ITS PROPORTIONATE SHARE OF ANY SETTLEMENT UP TO THE MAXIMUM THAT WOULD HAVE BEEN PAYABLE HAD THERE BEEN NO CONTROVERSY;

         b) THE REINSURER WILL SHARE IN THE EXPENSE OF ANY CONTEST OR COMPROMISE OF THE CLAIM IN THE SAME PROPORTION THAT THE REINSURED NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, BEARS TO THE TOTAL NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, ON THE CLAIM; AND

         c) THE REINSURER WILL SHARE IN THE REDUCTION OF LIABILITY IN THE SAME PROPORTION THAT THE REINSURED NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, BEARS TO THE TOTAL NET AMOUNT AT RISK, AS DEFINED IN SCHEDULE B, ON THE CLAIM.

       4. THE REINSURER WILL NOT RECOMMEND TO THE CEDING COMPANY TO CONTEST A CLAIM.

E.  MISSTATEMENT OF AGE OR SEX

IF THE AMOUNT OF INSURANCE PROVIDED BY THE POLICY OR POLICIES REINSURED UNDER THIS AGREEMENT IS INCREASED OR REDUCED BECAUSE OF MISSTATEMENT

Single Life Excess Pool -- Amendment 10
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

OF AGE OR SEX ESTABLISHED AFTER THE DEATH OF THE INSURED, THE REINSURER WILL SHARE WITH THE CEDING COMPANY IN THIS INCREASE OR REDUCTION.

F.  CLAIMS EXPENSES

THE REINSURER WILL PARTICIPATE IN UNUSUAL EXPENSES, DEFINED AS ALL EXPENDITURES MADE BY THE CEDING COMPANY IN DISPOSITION OF CLAIMS, INCLUDING ALLOCATED INVESTIGATION, ADJUSTMENT AND LEGAL EXPENSES, COURT COSTS AND ACCRUED INTEREST. COMPENSATION OF SALARIED OFFICERS AND EMPLOYEES OF THE CEDING COMPANY WILL NOT BE CONSIDERED CLAIMS EXPENSES, NOR WILL ROUTINE AND USUAL CLAIM INVESTIGATION EXPENSES BE REIMBURSABLE BY THE REINSURER.

CLAIMS EXPENSES DO NOT INCLUDE EXPENSES INCURRED BY THE CEDING COMPANY AS A RESULT OF A DISPUTE OR CONTEST ARISING OUT OF CONFLICTING CLAIMS OF ENTITLEMENT TO POLICY PROCEEDS.

G.  RETURN OF PREMIUM FOR MISREPRESENTATIONS AND SUICIDES

IF A MISREPRESENTATION ON AN APPLICATION OR A DEATH OF AN INSURED RISK BY SUICIDE RESULTS IN THE CEDING COMPANY RETURNING THE POLICY PREMIUMS TO THE POLICY OWNER RATHER THAN PAYING THE POLICY BENEFITS, THE REINSURER WILL REFUND ALL OF THE REINSURANCE PREMIUMS IT RECEIVED ON THAT POLICY TO THE CEDING COMPANY. THIS REFUND GIVEN BY THE REINSURER WILL BE IN LIEU OF ALL OTHER REINSURANCE BENEFITS PAYABLE ON THAT POLICY UNDER THIS AGREEMENT.

The parties hereby agree to amend or modify the Agreement, by amending Article XIV to reflect the change in the Extra-Contractual damages language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XIV, in its entirety and replace it with the following, effective November 1, 2002.

                                  ARTICLE XIV
                           EXTRA-CONTRACTUAL DAMAGES

IN NO EVENT WILL THE REINSURER HAVE ANY LIABILITY FOR ANY EXTRA-CONTRACTUAL DAMAGES, WHICH ARE AWARDED AGAINST THE CEDING COMPANY AS A RESULT OF ACTS, OMISSIONS, OR COURSE OF CONDUCT COMMITTED SOLELY BY THE CEDING COMPANY WITH NO INVOLVEMENT OF THE REINSURER IN CONNECTION WITH THE INSURANCE REINSURED UNDER THIS AGREEMENT.

THE REINSURER DOES RECOGNIZE THAT CIRCUMSTANCES MAY ARISE UNDER WHICH THE REINSURER, IN EQUITY, SHOULD SHARE, TO THE EXTENT PERMITTED BY LAW, IN PAYING CERTAIN ASSESSED DAMAGES. SUCH CIRCUMSTANCES ARE DIFFICULT TO DEFINE IN ADVANCE, BUT BY EXAMPLE MAY INVOLVE THOSE SITUATIONS IN WHICH THE REINSURER WAS AN ACTIVE PARTY IN THE ACT, OMISSION, OR COURSE OF CONDUCT THAT ULTIMATELY RESULTS IN THE ASSESSMENT OF SUCH DAMAGES. THE EXTENT OF SUCH SHARING IS DEPENDENT ON GOOD FAITH ASSESSMENT OF CULPABILITY IN EACH CASE, BUT ALL FACTORS BEING EQUAL, THE DIVISION OF ANY SUCH ASSESSMENT WOULD BE IN THE PROPORTION OF TOTAL NET AMOUNT AT RISK (AS DEFINED IN SCHEDULE B) ACCEPTED BY EACH PARTY FOR THE PLAN OF INSURANCE INVOLVED.

Single Life Excess Pool -- Amendment 10
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

The parties hereby agree to amend or modify the Agreement, by amending Article XXIII to reflect the change in the Notices and Communications language, for policies issued on or after the effective date of this amendment.

The parties agree to remove Article XXIII, in its entirety and replace it with the following, effective November 1, 2002.

                                 ARTICLE XXIII
                           NOTICES AND COMMUNICATIONS

NOTICES AND OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN UNDER THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN DULY GIVEN IF COMMUNICATED, AND CONFIRMED, BETWEEN THE PARTIES BY FACSIMILE, ELECTRONIC MAIL AND/OR REGULAR MAIL FOR THE FOLLOWING:

       1) THE SUBMISSION (INCLUDING MEDICAL REPORTS AND EXCHANGE OF INFORMATION) FOR FACULTATIVE REVIEW

       2)  ADMINISTRATION ISSUES, INCLUDING BUT NOT LIMITED TO, PAYMENT OF
           PREMIUMS

       3)  ROUTINE ADMINISTRATION, AND ELECTRONIC REPORTING FORMAT POLICY

       4)  CLAIMS NOTICES, PROOFS, AND CLAIM CONTESTS

       5)  ACTUARIAL AND MATERIAL CHANGES REGARDING PRICING

       6)  DOCUMENT DRAFTING AND REVIEW

       7)  TAXES

       8)  AUDITING.

NOTICES AND OTHER COMMUNICATIONS RELATED TO ALL OTHER MATTERS REQUIRED TO BE GIVEN UNDER THIS AGREEMENT SHALL BE EFFECTIVE IF IN WRITING AND (I) MAILED BY UNITED STATES REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR (II) DELIVERED BY NATIONALLY RECOGNIZED OVERNIGHT COURIER, OR (III) SENT BY FACSIMILE TRANSMISSION FOLLOWED BY A CONFIRMATION MAILED BY FIRST CLASS OR OVERNIGHT MAIL
TO:

IF TO THE CEDING COMPANY:                 IF TO THE REINSURER:

INDIVIDUAL LIFE DIRECTOR OF REINSURANCE   REINSURANCE OFFICER
HARTFORD LIFE                             RGA REINSURANCE COMPANY
200 HOPMEADOW STREET                      1370 TIMBERLAKE MANOR PARKWAY
SIMSBURY, CT 06089                        CHESTERFIELD, MO 63017-6039
FACSIMILE:(860) 843-5860                  FACSIMILE: (636) 736-7155

COPY (WHICH SHALL NOT CONSTITUTE NOTICE)  COPY (WHICH SHALL NOT CONSTITUTE
TO:                                       NOTICE) TO:

CHIEF ACTUARY
HARTFORD LIFE
200 HOPMEADOW STREET
SIMSBURY, CT 06089
FACSIMILE: (860) 843-8981

GENERAL COUNSEL                           GENERAL COUNSEL
HARTFORD LIFE                             RGA REINSURANCE COMPANY
200 HOPMEADOW STREET                      1370 TIMBERLAKE MANOR PARKWAY
SIMSBURY, CT 06089                        CHESTERFIELD, MO 63017-6039
FACSIMILE: (860) 843-8665                 FACSIMILE:

Single Life Excess Pool -- Amendment 10
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

OR SUCH OTHER ADDRESS OR FAX NUMBER AS ANY PARTY MAY REQUEST BY NOTICE GIVEN UNDER THIS SECTION. THE FOREGOING SHALL NOT PRECLUDE THE EFFECTIVENESS OF ACTUAL WRITTEN NOTICE GIVEN TO A PARTY AT ANY ADDRESS OR BY ANY MEANS.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2002.

RGA REINSURANCE COMPANY

By:      /s/ M. Breinea                  Attest:  /s/ Larry J. Shorey
         ------------------------------           ------------------------------
Name:    M. Breinea                      Name:    Larry J. Shorey
Title:   Sales Vice President            Title:   Sales Vice President
Date:    3.3.06                          Date:    3/3/06

HARTFORD LIFE INSURANCE COMPANY

By:      Thomas P. Kalmbach              Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe
Title:   Assistant Vice President,       Title:   Vice President, Individual
         Individual Life Product                  Life Product Development
         Development
Date:    3/13/2006                       Date:    3/13/2006

Single Life Excess Pool -- Amendment 10
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto

                                  AMENDMENT 11
                           EFFECTIVE OCTOBER 1, 2006

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT EFFECTIVE NOVEMBER 1, 2002 (FACULTATIVE) DECEMBER 1, 2002 (AUTOMATIC)
                      REINSURER'S AGREEMENT NO. 8596-00-00
                                 ("AGREEMENT")

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend or modify the Agreement to change the Reinsurer's share of the Automatic Binding Limit for professional athletes for policies applied for on or after October 1, 2006.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Exhibit II is deleted in its entirety and replaced with the attached revised
Exhibit II.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002 (Fac) / 12/01/2002 (Auto) Between HLIC and RGA
Amendment #11 - Effective 10/01/2006

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2006.

RGA REINSURANCE COMPANY

By:     /s/ Donald Burk                 Attest: /s/ Kathryn S. Cox
        ------------------------------          ------------------------------
Name:   Donald Burk                     Name:   Kathryn S. Cox
Title:  Sales Vice President            Title:  Sales Vice President
Date:   8/23/07                         Date:   8/23/07

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Mike Roscoe
Title:  Vice President, Individual      Title:  Senior Vice President,
        Life Product                            Individual Life Product
Date:   10/22/2007                      Date:   10/22/2007

Single Life Excess Treaty -- Effective 11/01/2002 (Fac) / 12/01/2002 (Auto) Between HLIC and RGA
Amendment #11 - Effective 10/01/2006

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
         EFFECTIVE FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 1, 2006

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

JUMBO LIMIT

[Redacted]

Single Life Excess Treaty -- Effective 11/01/2002 (Fac) / 12/01/2002 (Auto) Between HLIC and RGA
Amendment #11 - Effective 10/01/2006

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
         EFFECTIVE FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 1, 2006

                                   [Redacted]

Single Life Excess Treaty -- Effective 11/01/2002 (Fac) / 12/01/2002 (Auto) Between HLIC and RGA
Amendment #11 - Effective 10/01/2006

                                                     RGA Re No. (028) 8596-00-12

                                  AMENDMENT 12
                             EFFECTIVE JUNE 1, 2007

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the availability of an increased retention limit on cases that would otherwise qualify for Automatic Reinsurance.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Schedule B is deleted in its entirety and replaced with the attached revised Schedule B.

II. Exhibit II is deleted in its entirety and replaced with the attached revised Exhibit II.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment #12 -- Effective 06/01/2007

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2007.

RGA REINSURANCE COMPANY

By:     /s/ Donald Burk                 Attest: /s/ Kathryn S. Cox
        ------------------------------          ------------------------------
Name:   Donald Burk                     Name:   Kathryn S. Cox
Title:  Sales Vice President            Title:  Sales Vice President
Date:   8/31/07                         Date:   8/31/07

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Mike Roscoe
Title:  Vice President, Individual      Title:  Senior Vice President,
        Life Product                            Individual Life Product
Date:   10/22/2007                      Date:   10/22/2007

Single Life Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment #12 -- Effective 06/01/2007

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                             EFFECTIVE JUNE 1, 2007

REINSURANCE POOL SHARE: [Redacted]

LEAD REINSURER: [Redacted]

AUTOMATIC REINSURANCE [Redacted]

FACULTATIVE REINSURANCE [Redacted]

The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION: [Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION: [Redacted]

FACULTATIVE OBLIGATORY: [Redacted]

The Reinsurer shall provide the following Facultative Obligatory capacity:
[Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment #12 -- Effective 06/01/2007

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                             EFFECTIVE JUNE 1, 2007
                                   [Redacted]

RETENTION LIMIT I ("RL I")              RETENTION LIMIT II ("RL II")

AUTOMATIC BINDING LIMIT (EXCLUDES       AUTOMATIC BINDING LIMIT (EXCLUDES
RETENTION)                              RETENTION)

AUTOMATIC ISSUE LIMIT WITH RL I         AUTOMATIC ISSUE LIMIT WITH RL II

AUTOMATIC PROCESSING LIMIT WITH RL I    AUTOMATIC PROCESSING LIMIT WITH RL II

FACULTATIVE OBLIGATORY AUTO BINDING     FACULTATIVE OBLIGATORY AUTO BINDING
LIMIT (EXCLUDES RETENTION)              LIMIT (EXCLUDES RETENTION)

FACULTATIVE OBLIGATORY AUTO ISSUE       FACULTATIVE OBLIGATORY AUTO ISSUE
LIMIT WITH RL I                         LIMIT WITH RL II

JUMBO LIMIT                             JUMBO LIMIT

Single Life Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment #12 -- Effective 06/01/2007

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS -- NOT LS, CUSTOM TERM,
                                  & STAG UL+)
                             EFFECTIVE JUNE 1, 2007
                                   [Redacted]

Single Life Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment #12 -- Effective 06/01/2007

                                                                (028) 8586-00-00

                                  AMENDMENT 14
                          EFFECTIVE FEBRUARY 11, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to revise the maximum issue age to 85; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to provide that certain specified replacement business shall not be counted toward the Jumbo Limit; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to increase the Automatic Binding, Automatic Issue and Automatic Processing Limits under the Retention Limit II in Exhibit II, originally described in Amendment 12; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to clarify the situations in which the Retention Limit II schedule would apply.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

       - Article II, Section A, Paragraph 4, is deleted in its entirety and replaced with the following:

              4.   The maximum issue age will be 85.

       - Article II, Section A, Paragraph 7, is deleted in its entirety and replaced with the following:

Single Life Excess Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment 14 -- Effective 2/11/2008

                                                                (028) 8586-00-00

Single Life Excess Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment 14 -- Effective 2/11/2008

                                                                (028) 8586-00-00

       - Schedule B is deleted in its entirety and replaced with the attached revised Schedule B.

       - Exhibit II is deleted in its entirety and replaced with the attached revised Exhibit II.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment 14 -- Effective 2/11/2008

                                                                (028) 8586-00-00

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of February 11, 2008.

RGA REINSURANCE COMPANY

By:    /s/ Julie A. Decker             Attest: /s/ Susan Willeat
       ------------------------------          ------------------------------
Name:  Julie A. Decker                 Name:   Susan Willeat
Title: Vice President & Actuary        Title:  Vice President & Actuary
Date:  8/11/2009                       Date:   8/11/2009

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
       ------------------------------          ------------------------------
Name:  Thomas P. Kalmbach              Name:   Mike Roscoe, FSA, MAAA
Title: Vice President, Individual      Title:  Senior Vice President
       Life Product                            Individual Life Product
                                               Management
Date:  8/31/2009                       Date:   8/31/2009

Single Life Excess Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment 14 -- Effective 2/11/2008

                                                                (028) 8586-00-00

                                   SCHEDULE B
                              BASIS OF REINSURANCE
                          EFFECTIVE FEBRUARY 11, 2008

REINSURANCE POOL SHARE: [Redacted]

LEAD REINSURER: [Redacted]

AUTOMATIC REINSURANCE: [Redacted]

FACULTATIVE REINSURANCE
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION: [Redacted]

MINIMUM FACULTATIVE REINSURANCE CESSION: [Redacted]

FACULTATIVE OBLIGATORY: [Redacted]
The Reinsurer shall provide the following Facultative Obligatory capacity:
[Redacted]

Single Life Excess Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment 14 -- Effective 2/11/2008

                                                                (028) 8586-00-00

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (Applicable to Total Pool for Single Life Pool Business -- NOT LS, Custom Term,
                                  & Stag UL+)
                          EFFECTIVE FEBRUARY 11, 2008
                                   [Redacted]

RETENTION LIMIT I ("RL I")                               RETENTION LIMIT II ("RL II")
AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)             AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
AUTOMATIC ISSUE LIMIT WITH RL I                          AUTOMATIC ISSUE LIMIT WITH RL II
AUTOMATIC PROCESSING LIMIT WITH RL I                     AUTOMATIC PROCESSING LIMIT WITH RL II
FACULTATIVE OBLIGATORY AUTO BINDING LIMIT                FACULTATIVE OBLIGATORY AUTO BINDING LIMIT
(EXCLUDES RETENTION)                                     (EXCLUDES RETENTION)
FACULTATIVE OBLIGATORY AUTO ISSUE LIMIT WITH RL I        FACULTATIVE OBLIGATORY AUTO ISSUE LIMIT WITH RL II
JUMBO LIMIT                                              JUMBO LIMIT

Single Life Excess Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment 14 -- Effective 2/11/2008

                                                                (028) 8586-00-00

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS (Applicable to Total Pool for Single Life Pool Business -- NOT LS, Custom Term,
                                  & Stag UL+)
                          EFFECTIVE FEBRUARY 11, 2008
                                   [Redacted]

Single Life Excess Treaty -- Effective 12/01/2002
Between HLIC and RGA
Amendment 14 -- Effective 2/11/2008

                                  AMENDMENT 15
                             EFFECTIVE MAY 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the addition of the Leaders VUL Legacy and Leaders VUL Liberty products, for policies issued on or after the effective date of this Amendment. The reserves for these products will be determined using mortality on an Age Nearest Birthday basis.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Article VI, Section A, is removed in its entirety and replaced with the following:

       A.  STATUTORY RESERVES FOR THE MORTALITY RISK OF THE POLICY

                                   [Redacted]

II. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A; and

III. Exhibit III is deleted in its entirety and replaced with the attached revised Exhibit III.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #15 - Effective 05/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of May 1, 2008.

RGA REINSURANCE COMPANY

By:      /s/ Donald Burk                 Attest:  /s/ Kathryn S. Cox
         ------------------------------           ------------------------------
Name:    Donald Burk                     Name:    Kathryn S. Cox
Title:   Vice President Sales            Title:   Vice President Sales
Date:    5-13-08                         Date:    5/13/08

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P Kalmbach           Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P Kalmbach               Name:    Mike Roscoe, FSA, MAAA
Title:   Vice President, Individual      Title:   Senior Vice President
         Life Product                             Individual Life Product
                                                  Management
Date:    5/21/2008                       Date:    5/21/2008

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #15 - Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

TYPE OF BUSINESS      Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                                          RIDERS
------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life              Other Covered Insured
Stag Variable Life Accumulator                      Term Rider (base or other insured)
Stag Universal Life                                 ADB Benefit (not reinsured)
SPVL (Fully underwritten only)                      Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                     Waiver of Monthly Deduction
One Year Term                                       Waiver of Specified Amount
Stag Whole Life                                     Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life II           Estate Tax Repeal Benefit Rider
Stag Variable Life Accumulator II                   Level Compensation Endorsement
Stag Universal Life Cash Value                      Children's Life Insurance Rider
Leaders VUL Legacy                                  Maturity Date Extension
Leaders VUL Liberty                                 Guaranteed COI Benefit Rider
                                                    Mortality and Expense Risk Rates Rider
                                                    Foreign Travel Exclusion Rider
                                                    Policy Continuation Rider
                                                    Cost of Living Adjustment Rider
                                                    Accelerated Benefit Rider
                                                    Overloan Protection Rider
                                                    Estate Tax Repeal Rider

MIDDLE AMERICA PRODUCTS                             RIDERS
------------------------------------------------------------------------------------------------------
LBSI UL                                             Term Rider (base or other insured)
Life Solutions I UL                                 Waiver of Premium Riders
Life Solutions II UL                                Waiver of Monthly Deduction Riders
20 Year Term                                        Additional Purchase Option Rider
                                                    Disability Income Rider

WOODBURY PRODUCTS
------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life   Term Rider
                                                    ADB (not reinsured)
                                                    Waiver of Monthly Deduction
                                                    Waiver of Specified Amount
                                                    Cost of Living Adjustment Rider
                                                    Child Rider
                                                    Accelerated Benefit Rider
                                                    Specify Monthly Deductions
                                                    Enhanced No Lapse Guarantee

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #15 - Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #15 - Effective 05/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                             EFFECTIVE MAY 1, 2008

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Estate Tax Repeal Benefit Rider: This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011, and

       -   the surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   the termination date of the policy, or

       -   January 31, 2011.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #15 - Effective 05/1/2008

                                  EXHIBIT III
                             EFFECTIVE MAY 1, 2008

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

               PRODUCTS USING MULTI-CLASS RATE TABLES: [Redacted]
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life
                            Stag Universal Life Plus
                         Stag Universal Life Cash Value
                               Leaders VUL Legacy
                              Leaders VUL Liberty

                PRODUCTS USING UNI-CLASS RATE TABLES: [Redacted]
                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #15 - Effective 05/1/2008

                                  AMENDMENT 16
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect the addition of two products and two riders, for policies issued on or after the effective date of this Amendment. The products are Bicentennial UL Founders and Life Solutions II UL (2001 CSO version). The riders are the Guaranteed Minimum Accumulation Benefit (GMAB) Rider and the Paid-Up Life Insurance Rider. The reserves for the Bicentennial UL Founders product will be determined using mortality on an Age Nearest Birthday basis. For these riders, no specific reinsurance premium is payable to the Reinsurer under this Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A; and

II. The first page of Exhibit III is deleted and replaced with the attached revised first page of Exhibit III.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #16- Effective 10/1/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

RGA REINSURANCE COMPANY

By:      /s/ Julie A. Decker             Attest:  /s/ Susan Willeat
         ------------------------------           ------------------------------
Name:    Julie A. Decker                 Name:    Susan Willeat
Title:   Vice President & Actuary        Title:   Vice President & Actuary
Date:    4/21/2009                       Date:    4/21/2009

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Thomas P. Kalmbach          Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Thomas P. Kalmbach              Name:    Mike Roscoe, FSA, MAAA
Title:   Vice President, IL Product      Title:   Senior Vice President IMG
                                                  Product Management
Date:    5/6/2009                        Date:    5/8/2009

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #16- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

TYPE OF BUSINESS           Individual life insurance issued by the Ceding
                           Company

UPSCALE PRODUCTS                       RIDERS
Stag Protector Variable Universal      Other Covered Insured
Life
Stag Variable Life Accumulator         Term Rider (base or other insured)
Stag Universal Life                    ADB Benefit (not reinsured)
SPVL (Fully underwritten only)         Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)        Waiver of Monthly Deduction
One Year Term                          Waiver of Specified Amount
Stag Whole Life                        Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal      Estate Tax Repeal Benefit Rider
Life II
Stag Variable Life Accumulator II      Level Compensation Endorsement
Stag Universal Life Cash Value         Children's Life Insurance Rider
Leaders VUL Legacy                     Maturity Date Extension
Leaders VUL Liberty                    Guaranteed COI Benefit Rider
Bicentennial UL Founders               Mortality and Expense Risk Rates Rider
                                       Foreign Travel Exclusion Rider
                                       Policy Continuation Rider
                                       Cost of Living Adjustment Rider
                                       Accelerated Benefit Rider
                                       Overloan Protection Rider
                                       Estate Tax Repeal Rider
                                       Guaranteed Minimum Accumulation Benefit
                                       Rider
                                       Paid-Up Life Insurance Rider

MIDDLE AMERICA PRODUCTS                RIDERS
LBSI UL                                Term Rider (base or other insured)
Life Solutions I UL                    Waiver of Premium Riders
Life Solutions II UL                   Waiver of Monthly Deduction Riders
20 Year Term                           Additional Purchase Option Rider
Life Solutions II UL (2001 CSO         Disability Income Rider
version)

WOODBURY PRODUCTS
Hartford Stag Wall Street Variable     Term Rider
Universal Life
                                       ADB (not reinsured)
                                       Waiver of Monthly Deduction
                                       Waiver of Specified Amount
                                       Cost of Living Adjustment Rider
                                       Child Rider
                                       Accelerated Benefit Rider
                                       Specify Monthly Deductions
                                       Enhanced No Lapse Guarantee

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #16- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured

Term Rider (base or other insured):  Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount:  Waives specified amount if insured is disabled

Waiver of Premium Riders:  Waives premium requirement if insured is disabled

Additional Purchase Option Rider:  Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #16- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Estate Tax Repeal Benefit Rider: This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011, and

       -   the surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   the termination date of the policy, or

       -   January 31, 2011.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #16- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: This rider provides that at the end of the GMAB Guarantee Period (usually 20 years), the policy account value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge to the policyholder, and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: This rider is similar to GMAB rider with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. This rider provides that at end of Guarantee Period, policyholder may elect to change coverage to paid-up life insurance using account value as a 5% Net Single Premium to determine amount of coverage; however, amount of coverage will never be lower than sum of gross premiums paid to that date. Once elected, premiums are no longer accepted.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #16- Effective 10/1/2008

                                  EXHIBIT III
                           EFFECTIVE OCTOBER 1, 2008

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached. These rates are used for Automatic, Facultative Obligatory, and Facultative policies.

               PRODUCTS USING MULTI-CLASS RATE TABLES: [Redacted]
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life
               Hartford Stag Wall Street Variable Universal Life
                            Stag Universal Life Plus
                         Stag Universal Life Cash Value
                               Leaders VUL Legacy
                              Leaders VUL Liberty
                            Bicentennial UL Founders

                PRODUCTS USING UNI-CLASS RATE TABLES: [Redacted]
                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL
                                 One Year Term
                    Life Solutions II UL (2001 CSO version)

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment #16- Effective 10/1/2008

                                                     RGA Re No. (028) 8596-00-17

                                  AMENDMENT 18
                            EFFECTIVE MARCH 1, 2009

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002, FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002, FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Liability and Termination articles of the Agreement to clarify liability after termination of the Agreement for new business; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to terminate it for new business.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

I.  Article III, Liability, is amended to add the following Section H:

H. Following the termination of this Agreement for new business, as described in Article XX, the Reinsurer shall continue to be liable for:

       1. All Automatic and Facultative Reinsurance in effect just before such termination of this Agreement;

       2.   All Automatic Reinsurance:

         a. that becomes effective after such termination of this Agreement on face amount increases issued on, and reinstatements of, policies issued before such termination of this Agreement; or

         b. in excess of the Ceding Company's retention that becomes effective after such termination of this Agreement on face amount increases issued on fully retained policies issued before termination.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 18-Effective 03/1/2009

       3. All Facultative Reinsurance coverage that becomes effective after such termination of this Agreement, on risks facultatively submitted to the Reinsurer before such termination.

II. Article XX, Termination, is deleted in its entirety and replaced with the following:

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving ninety (90) days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the ninety-day (90) period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVII.

B. During the ninety-day (90) period, this Agreement will continue to be in force between the terminating parties.

C. Following termination of this Agreement for new business, the terminating parties shall remain liable in accordance with Article III of this Agreement.

III.  This Agreement will terminate for new business effective March 1, 2009.

Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 18-Effective 03/1/2009

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2009.

RGA REINSURANCE COMPANY

By:     /s/ Julie A. Decker             Attest: /s/ Susan Willeat
        ------------------------------          ------------------------------
Name:   Julie A. Decker                 Name:   Susan Willeat
Title:  Vice President & Actuary        Title:  Vice President & Actuary
Date:   8-31-09                         Date:   8/31/2009

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Thomas P. Kalmbach          Attest: /s/ Mike Roscoe
        ------------------------------          ------------------------------
Name:   Thomas P. Kalmbach              Name:   Mike Roscoe, FSA, MAAA
Title:  Vice President, Individual      Title:  Senior Vice President
        Life Product                            Individual Life Product
                                                Management
Date:   9/24/2009                       Date:   9/24/09

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 18-Effective 03/1/2009

                                  AMENDMENT 19
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS
                                 ("AGREEMENT")

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer have revised Schedule A on multiple dates since the effective dates of the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer acknowledge that the Agreement was not amended to reflect the addition of the Conversion Option Rider, the Guaranteed Issue Option Rider, and the Liquidity Enhancement Rider, for policies issued on or after October 2, 2006; and

WHEREAS, the Ceding Company and the Reinsurer originally intended to add the above-mentioned riders using Amendment 13; and

WHEREAS, the Ceding Company and the Reinsurer agree that no Amendment 13 was created; and

WHEREAS, the Ceding Company and the Reinsurer now wish to clarify Schedule A to reflect the effective dates of Products and Riders since the effective dates of the Agreement and ensure that Rider names are presented accurately; and

WHEREAS, the Ceding Company and the Reinsurer agree that no additional reinsurance premium is due to the Reinsurer for these riders under this Agreement.

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and RGA
Amendment #21 -- Effective 10/1/2008

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

I. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below, with an effective date of October 1, 2008.

RGA REINSURANCE COMPANY

By:     /s/ Julie A. Decker             Attest: /s/ Susan Willeat
        ------------------------------          ------------------------------
Name:   Julie A. Decker                 Name:   Susan Willeat
Title:  Vice President & Actuary        Title:  Vice President & Actuary
Date:   7/30/2010                       Date:   7/30/2010

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Richard Smolinski           Attest: /s/ Paul Fischer
        ------------------------------          ------------------------------
Name:   Richard Smolinski               Name:   Paul Fischer
Title:  Assistant Vice President &      Title:  Assistant Vice President &
        Actuary                                 Actuary
Date:   8/5/2010                        Date:   8/5/2010

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and RGA
Amendment #21 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

TYPE OF BUSINESS           Individual life insurance issued by the
                           Ceding Company

UPSCALE PRODUCTS                          RIDERS
-----------------------------------------------------------------------------
Stag Protector Variable Universal Life*   Other Covered Insured Rider*
Stag Variable Life Accumulator*           Term Rider (base or other insured)*
Stag Universal Life*                      Accidental Death Benefit (not
                                          reinsured)*
SPVL (Fully underwritten only)*           Deduction Amount Waiver Rider*
ART (CW), 5 & 10 Year Term (NY)*          Waiver of Monthly Deduction Rider*
One Year Term*                            Waiver of Specified Amount Rider*
Stag Whole Life*                          Enhanced No Lapse Guarantee Rider*
Stag Protector Variable Universal Life    Estate Tax Repeal Benefit Rider*
II
(eff. December 1, 2003)                   Level Compensation Endorsement*
Stag Variable Life Accumulator II         Children's Life Insurance Rider*
(eff. December 1, 2003)                   Maturity Date Extension Rider*
Stag Universal Life Cash Value            Guaranteed COI Benefit Rider*
(eff. July 1, 2005)                       Mortality and Expense Risk Rates
                                          Rider*
Leaders VUL Legacy (eff. May 1, 2008)     Foreign Travel Exclusion Rider
                                          (eff. November 1,
Leaders VUL Liberty (eff. May 1, 2008)    2002 (fac.); December 1, 2002
                                          (auto)
Bicentennial UL Founders (eff. October    Policy Continuation Rider (eff.
1, 2008)                                  December 1, 2003)
                                          Conversion Option Rider (eff.
                                          October 2, 2006)
                                          Guaranteed Issue Option Rider (eff.
                                          October 2, 2006)
                                          Liquidity Enhancement Rider (eff.
                                          October 2, 2006)
                                          Cost of Living Adjustment Rider
                                          (eff. May 1, 2008)
                                          Overloan Protection Rider (eff. May
                                          1, 2008)
                                          Guaranteed Minimum Accumulation
                                          Benefit Rider
                                          (eff. October 1, 2008)
                                          Paid-Up Life Insurance Rider (eff.
                                          October 1, 2008)

MIDDLE AMERICA PRODUCTS                   RIDERS
-----------------------------------------------------------------------------
LBSI UL*                                  Term Rider (base or other insured)*
Life Solutions I UL*                      Waiver of Premium Riders*
Life Solutions II UL*                     Waiver of Monthly Deduction Riders*
20 Year Term*                             Additional Purchase Option Rider*
Life Solutions II UL (2001 CSO version)   Disability Income Rider*
(eff. October 1, 2008)

WOODBURY PRODUCTS
-----------------------------------------------------------------------------
Hartford Stag Wall Street Variable        Term Rider (base or other insured)*
Universal Life*
                                          Accidental Death Benefit (not
                                          reinsured)*
                                          Waiver of Monthly Deduction Rider*
                                          Waiver of Specified Amount Rider*
                                          Cost of Living Adjustment Rider*
                                          Children's Life Insurance Rider*
                                          Accelerated Death Benefit Rider*
                                          Specify Monthly Deductions Rider*
                                          Enhanced No Lapse Guarantee Rider*

*Effective November 1, 2002 (fac.), December 1, 2002 (auto), in treaty

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and RGA
Amendment #21 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

DESCRIPTIONS

RIDERS FOR WHICH ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured Rider: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage.

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Monthly Deduction Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Specified Amount Rider: Waives specified amount if insured is disabled.

Waiver of Premium Riders: Waives premium requirement if insured is disabled.

Additional Purchase Option Rider: Provides additional term coverage.

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND FOR WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and RGA
Amendment #21 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Estate Tax Repeal Benefit Rider: (eff. 11/1/2002 (fac), 12/1/2002 (auto) This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured. (eff 5/1/2008) This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011; and

       -   The surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   The termination date of the policy, or

       -   January 31, 2011.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Death Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions Rider: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and RGA
Amendment #21 -- Effective 10/1/2008

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Conversion Option Rider: During certain policy years prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Guaranteed Issue Option Rider: This rider allows the policyholder to increase the face amount of converted Stag Whole Life policies being converted via the Conversion Option Rider by up to twice their original face amount.

Liquidity Enhancement Rider: This rider shortens the surrender charge period on Stag Whole Life policies from 9 to 7 years. This rider results in policies' credited interest rate and commissions being reduced.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: This rider provides that at the end of the GMAB Guarantee Period (usually 20 years), the policy account value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge to the policyholder, and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: This rider is similar to GMAB rider with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. This rider provides that at the end of the Guarantee Period, policyholder may elect to change coverage to paid-up life insurance using account value as a 5% Net Single Premium to determine amount of coverage; however, amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer accepted.

Single Life Excess Treaty -- Effective 11/01/2002
Between HL and RGA
Amendment #21 -- Effective 10/1/2008

                                (028) 8596-00-14
                                  AMENDMENT 20
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)

                                     TO THE

         AUTOMATIC AND FACULTATIVE RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
                 EFFECTIVE DECEMBER 1, 2002 AUTOMATIC BUSINESS

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the above referenced reinsurance agreement ("Agreement"); and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to clarify that policies which convert in accordance with the Agreement will be reinsured by the Reinsurer regardless of whether the converted policy is issued by the Ceding Company or one of its affiliates.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.   The above recitals are true and accurate and are incorporated herein.

2. Article VIII, CONVERSIONS, is deleted in its entirety and replaced with the following:

                                  ARTICLE VIII
                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using YRT premiums attached as Exhibit I on a point in scale basis up to the original face amount. The converted policy, whether issued by the Ceding Company or one of its affiliates, will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy. A term conversion is a contractual right of the policyholder to replace a term policy with a permanent policy without evidence of insurability.

Single Life Excess Pool
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto
Amendment 20 -- Effective 11/01/2002 Fac / 12/01/2002 Auto

3. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2002 for Facultative business and December 1, 2002 for Automatic business.

RGA REINSURANCE COMPANY

By:      /s/ Julie A. Decker             Attest:  /s/ Larry [ILLEGIBLE]
         ------------------------------           ------------------------------
Name:    Julie A. Decker                 Name:    LARRY [ILLEGIBLE]
Title:   Vice President & Actuary        Title:   Vice President & Actuary
Date:    10/4/2010                       Date:    10 4 2010

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Richard Smolinski           Attest:  /s/ Mike Roscoe
         ------------------------------           ------------------------------
Name:    Richard Smolinski, FSA, MAAA    Name:    Mike Roscoe, FSA, MAAA
Title:   Asst. Vice President and        Title:   Senior Vice President
         Actuary Individual Life                  Individual Life Product
         Product Management                       Management
Date:    10/22/2010                      Date:    10/22/2010

Single Life Excess Pool
Between HLIC and RGA
Effective 11/01/2002 Fac / 12/01/2002 Auto
Amendment 20 -- Effective 11/01/2002 Fac / 12/01/2002 Auto

                                                                 (028)8596-00-19

                                  AMENDMENT 21
                             EFFECTIVE JUNE 1, 2005

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                     RGA REINSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement, to document the Ceding Company's ability to offer coverage at a risk class more favorable than the True Assessed Risk Class, for policies issued on or after June 1, 2005.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2.   Article II is deleted in its entirety and replaced with the attached
            Article II..

       3. Except as herein amended, all other terms and conditions of the Agreement shall remain unchanged.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of June 1, 2005.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 21 - Effective 6/01/2005

                                                                 (028)8596-00-19

RGA REINSURANCE COMPANY

By:      /s/ Julie A. Decker             Attest:  /s/ Patricia Peters
         ------------------------------           ------------------------------
Name:    Julie A. Decker                 Name:    Patricia Peters
Title:   Vice President & Actuary        Title:   Vice President & ACTUARY
Date:    2/14/2011                       Date:    2/14/2011

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Richard Smolinski           Attest:  /s/ Michael Roscoe
         ------------------------------           ------------------------------
Name:    Richard Smolinski, FSA, MAAA    Name:    Michael Roscoe, FSA, MAAA
Title:   Asst. Vice President and        Title:   Senior Vice President
         Actuary Individual Life                  Individual Life Product
         Product Management                       Management
Date:    3/3/2011                        Date:    3/3/2011

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 21 - Effective 6/01/2005

                                                                 (028)8596-00-19

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirement for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

       1. Each life must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

       2. The risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines or the Ceding Company's enhanced standard underwriting program.

          If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

              a. Reinsure the risk automatically under this Agreement with the Reinsurance Premium based on the True Assessed Risk Class; or

              b. Seek to reinsure the risk facultatively under this Agreement at rates more favorable than the True Assessed Risk Class; or

              c.   Decide not to reinsure the risk under this Agreement

               For the purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class determined by the Ceding Company prior to any adjustments made as a result of the Ceding Company's enhanced standard underwriting program.

       3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

       4. The maximum issue age is 90 from the inception of the agreement until it is amended to age 85 effective February 11, 2008.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 21 - Effective 6/01/2005

                                                                 (028)8596-00-19

                                   [Redacted]

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 21 - Effective 6/01/2005

                                                                 (028)8596-00-19

B.  Requirements for Facultative Reinsurance

       1. If the requirements for Automatic Reinsurance are met, but the Ceding company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles , or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

       2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of each life to the Reinsurer, with the exception of situations where one life is uninsurable. In those situations, only the papers or facsimiles on the insurable life will be sent. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

       3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibits II.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 21 - Effective 6/01/2005

                                                                 (028)8596-00-19

C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the Jumbo Limits set forth in Exhibits II.

       2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

       3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibits II. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

       4. The Reinsurer will have a reasonable amount of time, but not to exceed two (2) business days, to respond to the Ceding Company's request for a Facultative Obligatory risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

Single Life Excess Treaty -- Effective 11/01/2002
Between HLIC and RGA
Amendment 21 - Effective 6/01/2005

                                                                (028) 8596-00-21

                                  AMENDMENT 22
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

     AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM REINSURANCE AGREEMENT
              EFFECTIVE NOVEMBER 1, 2002 FOR FACULTATIVE BUSINESS
               EFFECTIVE DECEMBER 1, 2002 FOR AUTOMATIC BUSINESS

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                      AND

                            RGA REINSURANCE COMPANY
                                 ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer have revised Schedule A on multiple dates since the effective dates of the Agreement; and

WHEREAS, the parties wish to reflect an updated Schedule A; and

WHEREAS, the parties wish to present revised versions of Schedule A Foreign Travel Exclusion Rider -- Exhibit I Underwriting Guidelines and Schedule A Foreign Travel Exclusion Rider -- Exhibit II List of Countries and Jurisdictions, with no change in terms or effective dates.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       I. The above recitals are true and accurate and are incorporated herein.

       II. Schedule A is deleted in its entirety and replaced with the attached, revised Schedule A.

       III. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HL and RGA
Amendment #22 - Effective 10/1/2008

                                                                (028) 8596-00-21

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

RGA REINSURANCE COMPANY

By:     /s/ Julie A. Decker             Attest: /s/ Matthew C. Fingerhut
        ------------------------------          ------------------------------
Name:   Julie A. Decker                 Name:   Matthew C. Fingerhut
Title:  Vice President & Actuary        Title:  Vice President & Actuary
Date:   12/14/2011                      Date:   12/14/2011

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Paul Fischer                Attest: /s/ Michael Roscoe
        ------------------------------          ------------------------------
Name:   Paul Fischer, FSA, MAAA         Name:   Michael Roscoe, FSA, MAAA
Title:  Assistant Vice President and    Title:  Senior Vice President
        Actuary                                 Individual Life Product
        Individual Life Product                 Management
        Management
Date:   12/21/2011                      Date:   12/21/2011

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HL and RGA
Amendment #22 - Effective 10/1/2008

                                                                (028) 8596-00-21

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

TYPE OF BUSINESS      Individual life insurance issued by
                      Ceding Company

UPSCALE PRODUCTS                                              RIDERS FOR UPSCALE PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life*                       Other Covered Insured Rider*
Stag Variable Life Accumulator*                               Term Rider (base or other insured)*
Stag Universal Life*                                          Accidental Death Benefit Rider*+
SPVL (Fully underwritten only)*                               Deduction Amount Waiver Rider*
ART (CW), 5 & 10 Year Term (NY)*                              Waiver of Monthly Deduction Rider*
One Year Term*                                                Waiver of Specified Amount Rider*
Stag Whole Life*                                              Enhanced No Lapse Guarantee Rider*+
Stag Protector Variable Universal Life II                     Estate Tax Repeal Benefit Rider*+
(eff. December 1, 2003)                                       Level Compensation Endorsement*+
Stag Variable Life Accumulator II                             Children's Life Insurance Rider *+
(eff. December 1, 2003)                                       Maturity Date Extension Rider*+
Stag Universal Life Cash Value                                Guaranteed COI Benefit Rider*+
(eff. July 1, 2005)                                           Mortality and Expense Risk Rates Rider*+
Leaders VUL Legacy (eff. May 1, 2008)                         Cost of Living Adjustment Rider*
Leaders VUL Liberty (eff. May 1, 2008)                        Foreign Travel Exclusion Rider (eff. November 1, 2002
                                                              (fac.);
Bicentennial UL Founders (eff. October 1, 2008)               December 1, 2002 (auto)+
                                                              Policy Continuation Rider (eff. December 1, 2003)+
                                                              Conversion Option Rider (eff. October 2, 2006)+
                                                              Guaranteed Issue Option Rider (eff. October 2, 20O6)+
                                                              Liquidity Enhancement Rider (eff. October 2, 2006)+
                                                              Overloan Protection Rider (eff. May 1, 2008)+
                                                              Accelerated Death Benefit Rider (eff. January 1, 2004)+
                                                              Guaranteed Minimum Accumulation Benefit Rider
                                                              (eff. October 1, 2008)+
                                                              Paid-Up Life Insurance Rider (eff. October 1, 2008)+

MIDDLE AMERICA PRODUCTS                                       RIDERS FOR MIDDLE AMERICA PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
LBSI UL*                                                      Term Rider (base or other insured)*
Life Solutions I UL*                                          Waiver of Premium Rider*
Life Solutions II UL*                                         Waiver of Monthly Deductions Rider*
20 Year Term*                                                 Additional Purchase Option Rider*+
Life Solutions II UL (2001 CSO version)                       Disability Income Rider*+
(eff. October 1, 2008)

WOODBURY PRODUCTS                                             RIDERS FOR WOODBURY PRODUCTS
--------------------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal Life*            Term Rider (base or other insured)*
                                                              Accidental Death Benefit Rider (not reinsured)*+
                                                              Waiver of Monthly Deductions Rider*
                                                              Waiver of Specified Amount Rider*
                                                              Children's Life Insurance Rider*+
                                                              Accelerated Death Benefit Rider*+
                                                              Specify Monthly Deductions Rider*+
                                                              Enhanced No Lapse Guarantee Rider*+

------------

* Effective November 1, 2002 (fac.), December 1, 2002 (auto), in treaty

+ The benefit provided by this Rider is not reinsured under this Agreement.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HL and RGA
Amendment #22 - Effective 10/1/2008

                                                                (028) 8596-00-21

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

DESCRIPTIONS

RIDERS FOR WHICH ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured Rider: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage.

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Monthly Deductions Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Specified Amount Rider: Waives specified amount if insured is disabled.

Waiver of Premium Rider: Waives premium requirement if insured is disabled.

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND FOR WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Additional Purchase Option Rider: Provides additional term coverage.

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Disability Income Rider: Provides a monthly benefit while the insured is totally and continuously disabled. The disability must continue for a period of time which exceeds the waiting period before payments begin. Payments will continue while the insured is totally disabled, but not longer than the indemnity period selected. Total disability is defined as inability, due to injury occurring or illness first appearing after the policy date, to engage in any occupation for wage or profit for which the insured is reasonably qualified by education, training, or prior experience.

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection, which is based on the then current account value.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HL and RGA
Amendment #22 - Effective 10/1/2008

                                                                (028) 8596-00-21

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Estate Tax Repeal Benefit Rider: (eff. 11/1/2002 (fac), 12/1/2002 (auto) This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured. (eff 5/1/2008) This rider is automatically added to each policy at issue, and allows for policy surrender without the assessment of surrender charges, providing the following conditions are met:

       -   There is no federal estate tax in effect during the year 2011; and

       -   The surrender request is received during the month of January 2011.

This rider will terminate at the sooner of:

       -   The termination date of the policy, or

       -   January 31, 2011.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Death Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions Rider: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rates Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

Foreign Travel Exclusion Rider: The rider is written such that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Schedule A Foreign Travel Exclusion Rider --
Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HL and RGA
Amendment #22 - Effective 10/1/2008

                                                                (028) 8596-00-21

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Conversion Option Rider: During certain policy years prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Guaranteed Issue Option ("GIO") Rider: This rider allows the policyholder to increase the face amount of converted Stag Whole Life policies being converted via the Conversion Option Rider by up to twice their original face amount.

Liquidity Enhancement Rider: This rider shortens the surrender charge period on Stag Whole Life policies from 9 to 7 years. This rider results in policies' credited interest rate and commissions being reduced.

Overloan Protection Rider: This rider is automatically added to the policy at issue. This rider protects a policy from lapsing due to overloan.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: This rider provides that at the end of the GMAB Guarantee Period (usually 20 years), the policy account value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge to the policyholder, and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: This rider is similar to GMAB rider with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. This rider provides that at the end of the Guarantee Period, policyholder may elect to change coverage to paid-up life insurance using account value as a 5% Net Single Premium to determine amount of coverage; however, amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer accepted.

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HL and RGA
Amendment #22 - Effective 10/1/2008

                                                                (028) 8596-00-21

                                   SCHEDULE A
                  FOREIGN TRAVEL EXCLUSION RIDER -- EXHIBIT I
                            UNDERWRITING GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HL and RGA
Amendment #22 - Effective 10/1/2008

                                                                (028) 8596-00-21

                                   SCHEDULE A
                  FOREIGN TRAVEL EXCLUSION RIDER -- EXHIBIT II
                      LIST OF COUNTRIES AND JURISDICTIONS
                           EFFECTIVE OCTOBER 1, 2008

LIST OF COUNTRIES AND JURISDICTIONS NOT LIMITED FOR TRAVEL UNDER THE FOREIGN TRAVEL EXCLUSION RIDER

Single Life Excess Treaty -- Effective 11/01/2002 Fac 12/01/2002 Auto Between HL and RGA
Amendment #22 - Effective 10/1/2008